                                                                     EXHIBIT 4.2

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                          THIRD SUPPLEMENTAL INDENTURE

                                     BETWEEN

                         DIAMOND OFFSHORE DRILLING, INC.

                                       AND

                            THE CHASE MANHATTAN BANK,

                                   AS TRUSTEE



                                   DATED AS OF

                                 APRIL 11, 2001

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                                TABLE OF CONTENTS

                                                    ARTICLE ONE

                                                THE 2031 DEBENTURES

Section 101       Designation of 2031 Debentures; Establishment of Form..........................................2
Section 102       Transfer and Exchange..........................................................................4
Section 103       Amount........................................................................................10
Section 104       Regular and Contingent Interest...............................................................10
Section 105       Liquidated Damages............................................................................10
Section 106       Denominations.................................................................................11
Section 107       Place of Payment..............................................................................11
Section 108       Redemption....................................................................................11
Section 109       Conversion....................................................................................11
Section 110       Stated Maturity...............................................................................11
Section 111       Repurchase....................................................................................11
Section 112       Discharge of Liability on 2031 Debentures.....................................................12
Section 113       Other Terms of 2031 Debentures................................................................12

                                                    ARTICLE TWO

                                            AMENDMENTS TO THE INDENTURE

Section 201       Amendments Applicable Only to 2031 Debentures.................................................12
Section 202       Definitions...................................................................................12
Section 203       Registration, Registration of Transfer and Exchange...........................................17
Section 204       Mutilated, Destroyed, Lost and Stolen Securities..............................................18
Section 205       Payment of Interest; Interest Rights Preserved................................................18
Section 206       Amendment of Article Four of the Indenture....................................................19
Section 207       Amendment to Section 501 of the Indenture.....................................................20
Section 208       Unconditional Right of Holders to Receive Principal, Premium and Interest.....................21
Section 209       Reports by Company............................................................................22
Section 210       Consolidation, Merger and Sale................................................................22
Section 211       Supplemental Indentures Without Consent of Holders............................................22
Section 212       Supplemental Indenture with Consent of Holder.................................................23
Section 213       Amendment to Article Ten of the Indenture.....................................................23
Section 214       Maintenance of Office or Agency...............................................................27
Section 215       Redemption....................................................................................28
Section 216       Conversion and Repurchase.....................................................................29

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
                                                   ARTICLE THREE

                                              MISCELLANEOUS PROVISIONS

Section 301       Integral Part.................................................................................59
Section 302       General Definitions...........................................................................59
Section 303       Adoption, Ratification and Confirmation.......................................................59
Section 304       Counterparts..................................................................................60
Section 305       Governing Law.................................................................................60
Section 306       Conflict of any Provision of Indenture with Trust
                  Indenture Act of 1939.........................................................................60
Section 307       Effect of Headings............................................................................60
Section 308       Severability of Provisions....................................................................60
Section 309       Successors and Assigns........................................................................60
Section 310       Benefit of Third Supplemental Indenture.......................................................60
Section 311       Acceptance by Trustee.........................................................................60

ANNEX A
ANNEX B
Exhibit B-1
Exhibit B-2

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                         DIAMOND OFFSHORE DRILLING, INC.

                          THIRD SUPPLEMENTAL INDENTURE

     THIS THIRD SUPPLEMENTAL INDENTURE, dated as of April 11, 2001, between Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company"), and The Chase Manhattan Bank, a banking corporation organized and existing under the laws of the State of New York (the "Trustee").

                                   WITNESSETH

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of February 4, 1997 (the "Indenture"), providing for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness (hereinafter called "Securities") in one or more fully registered series;

     WHEREAS, Section 901(5) of the Indenture provides that the Company and the Trustee may from time to time enter into one or more indentures supplemental thereto to establish the form or terms of Securities of a new series;

     WHEREAS, Sections 901(2) and 901(7) of the Indenture permit the execution of supplemental indentures without the consent of any Holders to add to the covenants of the Company for the benefit of, and to add any additional Events of Default with respect to, all or any series of Securities;

     WHEREAS, Section 301 of the Indenture provides that the Company may enter into supplemental indentures to establish the terms and provisions of a series of Securities issued pursuant to the Indenture;

     WHEREAS, the Company desires to issue 1 1/2% Convertible Senior Debentures due 2031 (the "2031 Debentures"), a new series of Security, the issuance of which was authorized by resolution of the Executive Committee of the Board of Directors of the Company, dated April 6, 2001;

     WHEREAS, the Company, pursuant to the foregoing authority, proposes in and by this Third Supplemental Indenture to supplement and amend in certain respects the Indenture insofar as it will apply only to the 2031 Debentures (and not to any other series); and

     WHEREAS, all things necessary have been done to make the 2031 Debentures, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Third Supplemental Indenture a valid agreement of the Company, in accordance with their and its terms.

     NOW THEREFORE:

     In consideration of the premises provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the 2031 Debentures as follows:

                                  ARTICLE ONE

                               THE 2031 DEBENTURES

Section 101 Designation of 2031 Debentures; Establishment of Form.

     There shall be a series of Securities designated "1 1/2% Convertible Senior Debentures due 2031" of the Company, and the form thereof shall be substantially as set forth in Annex A hereto, which is incorporated into and shall be deemed a part of this Third Supplemental Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers of the Company executing such 2031 Debentures, as evidenced by their execution of the 2031 Debentures.

         (a) Restricted Global Securities. All of the 2031 Debentures are initially being offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, "QIBs" or individually a "QIB") in reliance on Rule 144A under the Securities Act and shall be issued initially in the form of one or more Restricted Global Securities, which shall be deposited on behalf of the purchasers of the 2031 Debentures represented thereby with the Trustee, at its Corporate Trust Office, as Securities Custodian for the depositary, The Depository Trust Company ("DTC") (such depositary, or any successor thereto, being hereinafter referred to as the "Depositary'), and registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

         (b) Institutional Accredited Investor Securities. Except as provided in this Section 101 or Section 102, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of Certificated Securities. Securities offered and sold within the United States to institutional accredited investors as defined in Rule 501(a)(1), (2), (3) and
(7) under the Securities Act ("Institutional Accredited Investors") shall be issued, initially in the form of Certificated Securities, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

         (c) Global Securities in General. Each Global Security shall represent such of the Outstanding 2031 Debentures as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of Outstanding 2031 Debentures from time to time endorsed thereon and that the aggregate principal amount of Outstanding 2031 Debentures represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases or conversions of such 2031 Debentures. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the principal amount of Outstanding 2031 Debentures represented thereby shall be made by the Securities Custodian in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian.

         Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act shall have rights under this Indenture with respect to any Global Security held in the name of the Depositary or any nominee thereof, or under the Global Security, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices governing the exercise of the rights of a Holder of any 2031 Debenture.

         (d) Certificated Securities. Certificated Securities shall be issued only under the limited circumstances provided in Sections 101(b), 102(a)(1) and 102(b) hereof.

         (e) Paying Agent, Conversion Agent and Bid Solicitation Agent. The Company shall maintain an office or agency where 2031 Debentures may be presented for purchase or payment ("Paying Agent") and an office or agency where 2031 Debentures may be presented for conversion ("Conversion Agent"). The Company shall also appoint a bid solicitation agent (the "Bid Solicitation Agent") to act as set forth under the caption "Contingent Interest" in the 2031 Debentures. The Company may have one or more additional paying agents and one or more additional conversion agents.

         The Company shall enter into an appropriate agency agreement with any Paying Agent, Conversion Agent or Bid Solicitation Agent (other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Paying Agent, Conversion Agent or Bid Solicitation Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 607. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent or Conversion Agent. None of the Company or any Subsidiary or any Affiliate of either of them may act as Bid Solicitation Agent.

     The Company initially appoints the Trustee as Conversion Agent, Paying Agent and Bid Solicitation Agent in connection with the 2031 Debentures.

Section 102 Transfer and Exchange.

         (a) Transfer and Exchange of Global Securities.

             (1) Except as provided in Section 102(b), Certificated Securities shall be issued in exchange for interests in the Global Securities only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for the Global Securities or if it at any time ceases to be a "clearing agency" registered under the Exchange Act if so required by applicable law or regulation and a successor depositary is not appointed by the Company within 90 days, or (y) an Event of Default has occurred and is continuing. In either case, the Company shall execute, and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver Certificated Securities in an aggregate principal amount equal to the principal amount of such Global Securities in exchange therefor. Only Restricted Certificated Securities shall be issued in exchange for beneficial interests in Restricted Global Securities, and only Unrestricted Certificated Securities shall be issued in exchange for beneficial interests in Unrestricted Global Securities. Certificated Securities issued in exchange for beneficial interests in Global Securities shall be registered in such names and shall be in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver or cause to be delivered such Certificated Securities to the persons in whose names such Securities are so registered. Such exchange shall be effected in accordance with the Applicable Procedures. Nothing herein shall require the Trustee to communicate directly with beneficial owners, and the Trustee shall in connection with any transfers hereunder be entitled to rely on instructions received through the registered Holder.

             In the event that Certificated Securities are issued in exchange for beneficial interests in Global Securities in accordance with the foregoing paragraph and, thereafter, the events or conditions specified in this Section 102(a)(1) which required such exchange shall have ceased to exist, the Company shall mail notice to the Trustee and to the Holders stating that Holders may exchange Certificated Securities for interests in Global Securities by complying with the procedures set forth in this Indenture and briefly describing such procedures and the events or circumstances requiring that such notice be given.

             (2) Notwithstanding any other provisions of this Indenture other than the provisions set forth in Section 102(a)(1) hereof, a Global Security may not be transferred, except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Nothing in this Section 102(a)(2) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this
         Section 102.

         (b) Restrictions on Transfer of a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a request in the form satisfactory to the Trustee from the Depositary or its nominee on behalf of a person having a beneficial interest in a Global Security to register the transfer of all or a portion of such beneficial interest in accordance with Applicable Procedures for a Certificated Security, together with:

             (1) in the case of a request to register the transfer of a beneficial interest in a Restricted Global Security, a certificate (a "Transfer Certificate"), in substantially the form set forth in Exhibit B-1, and a certification in substantially the form set forth in Exhibit B-2, that such beneficial interest in the Restricted Global Security is being transferred to an Institutional Accredited Investor;

             (2) written instructions to the Trustee to make, or direct the Security Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the 2031 Debentures represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

             (3) if the Company or the Trustee so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to them as to the compliance with the restrictions set forth in the legend described in Section 102(f)(1), then the Trustee shall cause, or direct the Security Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Security Registrar, the aggregate principal amount of 2031 Debentures represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall authenticate and deliver such Certificated Security and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

         (c) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented by a Holder to a Security Registrar with a request:

             (1) to register the transfer of the Certificated Securities to a person who will take delivery thereof in the form of Certificated Securities only; or

             (2) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations, such Security Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

             (1) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the fifth paragraph of Section 305 of the Indenture; and

             (2) in the case of a Restricted Certificated Security, such request shall be accompanied by the following additional information and documents, as applicable:

                 (A) if such Restricted Certificated Security is being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, or such Restricted Certificated Security is being transferred to the Company or a Subsidiary of the Company, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate)

                 (B) if such Restricted Certificated Security is being transferred to a person the Holder reasonably believes is a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                 (C) if such Restricted Certificated Security is being transferred to an Institutional Accredited Investor, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate), a certification from the Institutional Accredited Investor to whom such Restricted Certificated Security is being transferred in substantially the form set forth in Exhibit B-2, and, if the Company or such Security Registrar so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to them as to the compliance with the restrictions set forth in the legend described in Section 102(f)(1).

                 (D) if such Restricted Certificated Security is being transferred (i) pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 or (ii) pursuant to an exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A or Rule 144) and as a result of which, in the case of a Security transferred pursuant to this clause (ii), such Security shall cease to be a "restricted security" within the meaning of Rule 144, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate) and, if the Company or such Security Registrar so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and such Security Registrar to the effect that such transfer is in compliance with the Securities Act.

         (d) Transfer of a Beneficial Interest in a Restricted Global Security for a Beneficial Interest in an Unrestricted Global Security. Any person having a beneficial interest in a Restricted Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of an Unrestricted Global Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any person having a beneficial interest in a Restricted Global Security and the following additional information and documents in such form as is customary for the Depositary from the Depositary or its nominee on behalf of the person having such beneficial interest in the Restricted Global Security (all of which may be submitted by facsimile or electronically):

             (1) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate); or

             (2) if such beneficial interest is being transferred (i) pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 or (ii) pursuant to an exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A or Rule 144) and as a result of which, in the case of a Security transferred pursuant to this clause (ii), such Security shall cease to be a "restricted security" within the meaning of Rule 144, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate) and, if the Company or the Trustee so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act, the Trustee, as a Security Registrar and Securities Custodian, shall reduce or cause to be reduced the aggregate principal amount of the Restricted Global Security by the appropriate principal amount and shall increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security by a like principal amount. Such transfer shall otherwise be effected in accordance with the Applicable Procedures. If no Unrestricted Global Security is then outstanding, the Company shall execute and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver an Unrestricted Global Security.

         (e) Transfers of Certificated Securities for Beneficial Interest in Global Securities. If Certificated Securities are presented by a Holder to a Security Registrar with a request:

             (1) to register the transfer of such Certificated Securities to a person who will take delivery thereof in the form of a beneficial interest in a Global Security, which request shall specify whether such Global Security will be a Restricted Global Security or an Unrestricted Global Security; or

             (2) to exchange such Certificated Securities for an equal principal amount of beneficial interests in a Global Security, which beneficial interests will be owned by the Holder transferring such Certificated Securities (provided that in the case of such an exchange, Restricted Certificated Securities may be exchanged only for Restricted Global Securities and Unrestricted Certificated Securities may be exchanged only for Unrestricted Global Securities), the Security Registrar shall register the transfer or make the exchange as requested by canceling such Certificated Security and causing, or directing the Securities Custodian to cause, the aggregate principal amount of the applicable Global Security to be increased accordingly and, if no such Global Security is then outstanding, the Company shall issue and the Trustee shall authenticate and deliver a new Global Security; provided, however, that the Certificated Securities presented or surrendered for registration of transfer or exchange:

             (1) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the fifth paragraph of Section 305 of the Indenture;

             (2) in the case of a Restricted Certificated Security to be transferred for a beneficial interest in an Unrestricted Global Security, such request shall be accompanied by the following additional information and documents, as applicable:

                 (A) if such Restricted Certificated Security is being transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                 (B) if such Restricted Certificated Security is being transferred pursuant to (i) an exemption from the registration requirements of the Securities Act in accordance with Rule 144 or (ii) pursuant to an exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A or Rule 144) and as a result of which, in the case of a Security transferred pursuant to this clause (ii), such Security shall cease to be a "restricted security" within the meaning of Rule 144, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate), and, if the Company or the Security Registrar so requests, a customary opinion of counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act;

             (3) in the case of a Restricted Certificated Security to be transferred or exchanged for a beneficial interest in a Restricted Global Security, such request shall be accompanied by a certification from such Holder (in substantially the form set forth in the Transfer Certificate) to the effect that such Restricted Certificated Security is being transferred to a person the Holder reasonably believes is a QIB (which, in the case of an exchange, shall be such Holder) in accordance with Rule 144A; and

             (4) in the case of an Unrestricted Certificated Security to be transferred or exchanged for a beneficial interest in an Unrestricted Global Security, such request need not be accompanied by any additional information or documents.

         (f) Legends.

             (1) Except as permitted by the following paragraphs (2) and (3), each Global Security and Certificated Security (and all Securities issued in exchange therefor or upon registration of transfer or replacement thereof and any Common Stock issuable upon conversion thereof) shall bear a legend in substantially the form called for by footnote 2 to Annex A hereto (each a "Transfer Restricted Security" for so long as such Security or Common Stock issuable upon conversion thereof is required by this Indenture to bear such legend). Each Transfer Restricted Security shall have attached thereto a Transfer Certificate in substantially the form set forth in Exhibit B-1 hereto.

             (2) Upon any sale or transfer of a Transfer Restricted Security (x) pursuant to Rule 144, (y) pursuant to an effective registration statement under the Securities Act or (z) pursuant to any other available exemption (other than Rule 144A) from the registration requirements of the Securities Act and as a result of which, in the case of a Security transferred pursuant to this clause (z), such Security shall cease to be a "restricted security" within the meaning of Rule 144:

                 (A) in the case of any Restricted Certificated Security, any Security Registrar shall permit the Holder thereof to exchange such Restricted Certificated Security for an Unrestricted Certificated Security, or (under the circumstances described in Section 102(e) hereof) to transfer such Restricted Certificated Security to a transferee who shall take such Security in the form of a beneficial interest in an Unrestricted Global Security, and in each case shall rescind any restriction on the transfer of such Security; provided, however, that the Holder of such Restricted Certificated Security shall, in connection with such exchange or transfer, comply with the other applicable provisions of this Section 102; and

                 (B) in the case of any beneficial interest in a Restricted Global Security, the Trustee shall permit the beneficial owner thereof to transfer such beneficial interest to a transferee who shall take such interest in the form of a beneficial interest in an Unrestricted Global Security and shall rescind any restriction on transfer of such beneficial interest; provided, however, that such Unrestricted Global Security shall continue to be subject to the provisions of Section 102(a)(2) hereof, and provided further, however, that the owner of such beneficial interest shall, in connection with such transfer, comply with the other applicable provisions of this Section 102.

             (3) Upon the exchange, registration of transfer or replacement of Securities not bearing the legend described in paragraph (1) above, the Company shall execute, the Trustee shall authenticate and deliver Securities that do not bear such legend and which do not have a Transfer Certificate attached thereto.

         (g) Transfers to the Company. Nothing in this Indenture or in the Securities shall prohibit the sale or other transfer of any Securities (including beneficial interests in Global Securities) to the Company or any of its Subsidiaries, which Securities shall thereupon be canceled in accordance
Section 309 of the Indenture.

Section 103 Amount.

         (a) The Trustee shall authenticate and deliver 2031 Debentures for original issue in an aggregate principal amount of up to $460,000,000 upon a Company Order for the authentication and delivery of 2031 Debentures, without any further action by the Company. The aggregate principal amount of 2031 Debentures that may be authenticated and delivered under the Indenture may not exceed the amount set forth in the foregoing sentence, except for 2031 Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2031 Debentures pursuant to Section 102 of this Third Supplemental Indenture or Section 204, 304, 305, 306, 906 or 1107 of the Indenture.

         (b) The Company may not issue new 2031 Debentures to replace 2031 Debentures that it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article Fourteen.

Section 104 Regular and Contingent Interest.

         (a) The principal of the 2031 Debentures shall bear interest at the rate of 1 1/2% per annum from April 11, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in arrears on April 15 and October 15 of each year, commencing October 15, 2001, to the Persons in whose names the 2031 Debentures are registered at the close of business on the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Interest on the 2031 Debentures will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         (b) In addition, the Company shall pay contingent interest to Holders of the 2031 Debentures in accordance with the provisions set forth under the caption "Contingent Interest" in the 2031 Debentures.

Section 105 Liquidated Damages.

         Liquidated Damages with respect to the 2031 Debentures shall be payable in accordance with the provisions and in the amounts set forth in the Registration Rights Agreement.

Section 106 Denominations.

     The 2031 Debentures shall be in fully registered form without coupons in denominations of $1,000 of principal amount or any integral multiple thereof.

Section 107 Place of Payment.

     The Place of Payment for the 2031 Debentures and the place or places where the 2031 Debentures may be surrendered for registration of transfer, exchange, repurchase, redemption or conversion and where notices may be given to the Company in respect of the 2031 Debentures is at the office of the Trustee in New York, New York and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture).

Section 108 Redemption.

         (a) There shall be no sinking fund for the retirement of the 2031 Debentures.

         (b) The Company, at its option, may redeem the 2031 Debentures in accordance with the provisions and at the Redemption Price set forth under the captions "Optional Redemption" and "Notice of Redemption" in the 2031 Debentures and in accordance with the provisions of the Indenture, including, without limitation, Article Eleven.

Section 109 Conversion.

     The 2031 Debentures shall be convertible in accordance with the provisions and at the Conversion Rate set forth under the caption "Conversion" in the 2031 Debentures and in accordance with the provisions of the Indenture, including, without limitation, Article Fourteen.

Section 110 Stated Maturity.

     The date on which the principal of the 2031 Debentures is due and payable, unless accelerated, redeemed or required to be repurchased pursuant to the Indenture, shall be April 15, 2031.

Section 111 Repurchase.

         (a) The 2031 Debentures shall be repurchased by the Company in accordance with the provisions and at the Repurchase Price set forth under the caption "Repurchase by the Company at the Option of the Holder" in the 2031 Debentures and in accordance with the provisions of the Indenture, including, without limitation, Article Fifteen.

         (b) The 2031 Debentures shall be purchased by the Company in accordance with the provisions and at the Change in Control Purchase Price set forth under the caption "Purchase of Securities at Option of Holder Upon a Change in Control" in the 2031 Debentures and in accordance with the provisions of the Indenture, including, without limitation, Article Sixteen.

Section 112 Discharge of Liability on 2031 Debentures.

     The 2031 Debentures may be discharged by the Company in accordance with the provisions of Article Four of the Indenture, as amended by Section 205 hereof.

Section 113 Other Terms of 2031 Debentures.

     Without limiting the foregoing provisions of this Article One, the terms of the 2031 Debentures shall be as set forth in the form of the 2031 Debentures set forth in Annex A hereto and as provided in the Indenture.

                                  ARTICLE TWO

                           AMENDMENTS TO THE INDENTURE

Section 201 Amendments Applicable Only to 2031 Debentures.

     The amendments contained herein shall apply to the 2031 Debentures only and not to any other series of Security issued under the Indenture and any covenants provided herein are expressly being included solely for the benefit of the 2031 Debentures and not for the benefit of any other series of Security issued under the Indenture. These amendments shall be effective for so long as there remain any 2031 Debentures Outstanding.

Section 202 Definitions.

     Section 101 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by inserting or restating, as the case may be, in their appropriate alphabetical position, the following definitions:

     "Agent Members" has the meaning specified in Section 101.

     "Applicable Procedures" means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depositary that are applicable to such transfer or exchange.

     "Beneficial Owner" has the meaning specified in Section 1601(a).

     "Bid Solicitation Agent" shall be the agent specified in Section 101(e).

     "Capital Stock" or "capital stock" of any Person means any and all shares, interests, partnership interests, participations, rights or other equivalents (however designated) of equity interests (however designated) issued by that Person.

     "Certificated Security" means a Security that is in substantially the form attached hereto as Annex A and that does not include the information or the schedule called for by footnotes 1, 3 and 4 thereof.

     "Change in Control" has the meaning specified in Section 1601.

     "Change in Control Purchase Date" has the meaning specified in Section
1601.

     "Change in Control Purchase Notice" has the meaning specified in Section 1601.

     "Change in Control Purchase Price" has the meaning specified in Section
1601.

     "Common Stock" means the common stock, par value $0.01 per share, of the Company as it exists on the date of this Third Supplemental Indenture or any other shares of Capital Stock of the Company into which the Common Stock shall be reclassified or changed.

     "Company Notice Date" has the meaning specified in Section 1503.

     "Consolidated Net Tangible Assets" means the total amount of assets (less applicable reserves and other properly deductible items) after deducting (1) all current liabilities (excluding the amount of those which are by their terms extendable or renewable at the option of the obligor to a date more than 12 months after the date as of which the amount is being determined) and (2) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries and determined in accordance with generally accepted accounting principles.

     "Consolidated Net Worth" means, at any time, the Net Worth of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

     "Conversion Agent" shall be the agent specified in Section 101.

     "Conversion Date" has the meaning specified in Section 1402.

     "Conversion Rate" has the meaning specified in Section 1401.

     "Depositary" has the meaning specified in Section 101(a).

     "Determination Date" has the meaning specified in Section 1406(d)(1).

     "DTC" has the meaning specified in Section 101(a).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

     "Expiration Date" has the meaning specified in Section 1406(d)(2).

     "Expiration Time" has the meaning specified in Section 1406(d)(2).

     "Funded Debt" means indebtedness of the Company or a Subsidiary owning Restricted Property maturing by its terms more than one year after its creation and indebtedness classified as long-term debt under generally accepted accounting principles, and in each case ranking at least pari passu with the Securities.

     "GAAP" means generally accepted accounting principles as in effect on the date of determination in the United States.

     "Global Security" means a permanent Global Security that is in substantially the form attached hereto as Annex A and that includes the information and schedule called for by footnotes 1, 3 and 4 thereof and which is deposited with the Depositary or the Securities Custodian and registered in the name of the Depositary or its nominee.

     "Group" has the meaning specified in Section 1601(a).

     "Indenture" has the meaning specified in the recitals.

     "Institutional Accredited Investors" has the meaning specified in Section 101(b).

     "Issue Date" of any 2031 Debenture means the date on which the 2031 Debenture was originally issued or deemed issued as set forth on the face of the 2031 Debenture.

     "Lien" means any mortgage, pledge, lien, encumbrance, charge or security interest.

     "Liquidated Damages" shall have the meaning set forth in the Registration Rights Agreement.

     "Market Price" has the meaning specified in Section 1504.

     "Net Worth" means, at any time with respect to the Company or a Subsidiary thereof, the net worth of the Company or such Subsidiary, as the case may be, determined in accordance with GAAP.

     "NYSE"' has the meaning specified in Section 1406(e).

     "Option Exercise Date" has the meaning specified in Section 1701.

     "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

             (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

             (2) Securities for whose payment, repurchase or redemption money or Common Stock in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

             (3) Securities which have been cancelled pursuant to Section 309 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

             (4) Securities converted into Common Stock pursuant to the terms of the Indenture or such Securities;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Permitted Holders" has the meaning specified in Section 1601(a).

     "Purchased Shares" has the meaning specified in Section 1406(d)(2).

     "QIB" has the meaning specified in Section 101(a).

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of April 11, 2001, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Regulation S" means Regulation S under the Securities Act or any successor to such Rule.

     "Repurchase Date" has the meaning specified in Section 1501.

     "Repurchase Notice" has the meaning specified in Section 1501.

     "Repurchase Price" has the meaning specified in Section 1501.

     "Restricted Certificated Security" means a Certificated Security which is a Transfer Restricted Security.

     "Restricted Global Security" means a Global Security that is a Transfer Restricted Security.

     "Restricted Property" means (1) any drilling rig or drillship which is leased by the Company or any Subsidiary as a lessee, or greater than a 50% interest in which is owned by the Company or any Subsidiary, and which is used for drilling offshore oil and gas wells, which, in the opinion of the Board of Directors, is of material importance to the business of the Company and its Subsidiaries taken as a whole, but no such drilling rig or drillship, or portion thereof, shall be deemed of material importance if its net book value is less than 2% of Consolidated Net Tangible Assets, or (2) any shares of capital stock or indebtedness of any Subsidiary owning any such drilling rig or drillship.

     "Rule 144" means Rule 144 under the Securities Act or any successor to such Rule.

     "Rule 144A" means Rule 144A under the Securities Act or any successor to such Rule.

     "Sale and Leaseback Transaction" means any arrangement with any Person pursuant to which the Company or any Subsidiary leases any Restricted Property that has been or is to be sold or transferred by the Company or the Subsidiary to such Person, other than (1) leases for a term, including renewals at the option of the lessee, of not more than five years, (2) leases between the Company and a Subsidiary or between Subsidiaries, (3) leases of a Restricted Property executed by the time of, or within 12 months after the latest of, the acquisition, the completion of construction or improvement, or the commencement of commercial operation of the Restricted Property, and (4) arrangements pursuant to any provision of law with an effect similar to the former Section 168(f)(8) of the Internal Revenue Code of 1954.

     "Sale Price" has the meaning specified in Section 1504.

     "Securities" means any securities authenticated and delivered under the Indenture, as the same may be amended or supplemented, including 2031 Debentures.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

     "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor thereto.

     "Significant Subsidiary" means any Subsidiary, the Net Worth of which represents more than 10% of the Consolidated Net Worth of the Company and its Subsidiaries.

     "Tender Offer" has the meaning specified in Section 1406(d)(3).

     "Trading Day" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the other principal market on which the Common Stock is then traded.

     "Transfer Certificate" has the meaning specified in Section 102(b)(1).

     "Transfer Restricted Securities" has the meaning specified in Section 102(f)(1).

     "Trigger Event" has the meaning specified in Section 1406(c).

     "Triggering Distribution" has the meaning specified in Section 1406(d)(1).

     "2031 Debentures" has the meaning specified in the recitals.

     "Unrestricted Certificated Security" means a Certificated Security which is not a Transfer Restricted Security.

     "Unrestricted Global Security" means a Global Security which is not a Transfer Restricted Security.

     "Value" means, with respect to a Sale and Leaseback Transaction, an amount equal to the present value of the lease payments with respect to the term of the lease remaining on the date as of which the amount is being determined, without regard to any renewal or extension options contained in the lease (including the effective interest rate on any original issue discount Securities), which are outstanding on the effective date of such Sale and Leaseback Transaction and which have the benefit of Section 1010.

     "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof under ordinary circumstances have the power to vote in the election of the board of directors, managers or trustees of any Person (or other Persons performing similar functions), irrespective of whether or not, at the time, Capital Stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency.

Section 203 Registration, Registration of Transfer and Exchange.

     The Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by replacing the seventh paragraph of
Section 305 with the following paragraph:

          The Company shall not be required (i) to issue, register the transfer of or exchange the Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of

     Securities of that series selected for redemption and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any 2031 Debenture so selected for redemption in whole or in part, except the unredeemed portion of any 2031 Debenture being redeemed in part, or (iii) to exchange or register a transfer of any 2031 Debenture or portions thereof in respect of which a Change in Control Purchase Notice or Repurchase Notice has been delivered and not withdrawn by the Holder thereof (except, in the case of the purchase of a 2031 Debenture in part, the portion not to be purchased).

Section 204 Mutilated, Destroyed, Lost and Stolen Securities.

     The Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by replacing the second paragraph of
Section 306 with the following paragraph:

          In case any such mutilated, destroyed, lost or stolen Security has or is about to become due and payable, or is about to be redeemed by the Company pursuant to Article Eleven, repurchased by the Company on a Repurchase Date pursuant to Article Fifteen or purchased by the Company upon a Change in Control pursuant to Article Sixteen, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Section 205 Payment of Interest; Interest Rights Preserved.

     The Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by inserting the following paragraph before the final paragraph in Section 307:

          In the event of any 2031 Debenture or portion thereof which is surrendered for conversion (1) after the Regular Record Date immediately preceding any Interest Payment Date and on or prior to such next succeeding Interest Payment Date or (2) if contingent interest is payable to Holders of 2031 Debentures during any six-month period, after the accrual date for such contingent interest and on or prior to the payment date therefor (unless, in either case such 2031 Debenture or portion thereof which is being surrendered for conversion has been called for redemption on a Redemption Date within such period), interest or contingent interest whose Stated Maturity is on such Interest Payment Date or payment date, as the case may be, shall be payable on such Interest Payment Date or payment date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that 2031 Debenture (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date and such contingent interest shall be paid to the Person in whose name that 2031 Debenture (or one or more Predecessor Securities) is registered at the close of business on such accrual date; provided, however, that such payment of interest or contingent interest shall be subject to the payment to the Company by the Holder of such 2031 Debenture or portion thereof surrendered for conversion (such payment to accompany such surrender) of an amount equal to the amount of such interest or contingent interest, in accordance with Section 1402. Except as otherwise provided in the immediately preceding sentence, in the case of any 2031 Debenture which is converted, interest or contingent interest whose Stated Maturity is after the date of conversion of such 2020 Debenture shall not be payable.

Section 206 Amendment of Article Four of the Indenture.

     Article Four of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by deleting Sections 401, 402 and 403 and replacing those sections with the following:

     Section 401 Discharge of Liability on Securities.

          When (i) the Company delivers to the Trustee or any Paying Agent all Outstanding 2031 Debentures (other than 2031 Debentures replaced pursuant to Section 306) for cancellation or (ii) all Outstanding 2031 Debentures have become due and payable and the Company deposits with the Trustee or any Paying Agent cash or, if expressly permitted by the terms of the 2031 Debentures, Common Stock sufficient to pay all amounts due and owing on all Outstanding 2031 Debentures (other than 2031 Debentures replaced pursuant to Section 306), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to
     Section 607, cease to be of further effect, except for the indemnification of the Trustee, which shall survive. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

     Section 402 Repayment to the Company.

          The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the 2031 Debentures that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Holders of 2031 Debentures with respect to such money or securities for that period commencing after the return thereof.

Section 207 Amendment to Section 501 of the Indenture.

     Section 501 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by deleting subsections
(1), (2), (3), (4), (5) and (6) thereof, and inserting the following as new subsections (1), (2), (3), (4), (5) and (6) thereof:

             (1) default in the payment of any interest or contingent interest upon any 2031 Debenture when it becomes due and payable or in the payment of any Liquidated Damages pursuant to the Registration Rights Agreement, and continuance of such default for a period of 30 days; or

             (2) default in the payment of the principal amount at its Maturity on the 2031 Debentures, the Redemption Price, the Repurchase Price or the Change in Control Purchase Price of any 2031 Debenture, upon redemption, upon declaration of acceleration, when due for repurchase by the Company or otherwise due; or

             (3) a default under any bonds, debentures, notes or other evidences of indebtedness for money borrowed by the Company or a Subsidiary or under any mortgages, indentures or instruments under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or a Subsidiary, whether such indebtedness now exists or shall hereafter be created, which indebtedness, individually or in the aggregate, is in excess of $25.0 million principal amount (excluding any such indebtedness of any Subsidiary other than a Significant Subsidiary, all the indebtedness of which Subsidiary is nonrecourse to the Company or any other Subsidiary), which default shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace or cure period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding 2031 Debentures a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

             (4) default by the Company in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding 2031 Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

             (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or a Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Significant Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of the affairs of the Company or a Significant Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

             (6) the commencement by the Company or a Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either the Company or a Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either the Company or a Significant Subsidiary, or the filing by either the Company or a Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by either the Company or a Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Significant Subsidiary or of any substantial part of their respective properties, or the making by either the Company or a Significant Subsidiary of an assignment for the benefit of creditors, or the admission by either the Company or a Significant Subsidiary in writing of an inability to pay the debts of either the Company or a Significant Subsidiary generally as they become due, or the taking of corporate action by the Company or a Significant Subsidiary in furtherance of any such action.

Section 208 Unconditional Right of Holders to Receive Principal, Premium and
            Interest.

     Section 508 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by replacing that section with the following:

     SECTION 508 Unconditional Right of Holders to Receive Principal, Premium
                 and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest and contingent interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or in the case of redemption, to receive the Redemption Price and accrued contingent interest, if any, on the Redemption Date, in the case of a repurchase, to receive the Repurchase Price and accrued contingent interest, if any, on the Repurchase Date, or in the case of a Change in Control, to receive the Change in Control Purchase Price and accrued contingent interest, if any, on the Change in Control Purchase Date) and to institute suit for the enforcement of any such payment on or after such respective dates, and such rights shall not be impaired without the consent of such Holder.

Section 209 Reports by Company.

     Section 704 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by adding the following paragraph thereto:

             (4) If at any time while any of the Securities are "restricted securities" within the meaning of Rule 144, the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare and will furnish to any Holder, any beneficial owner of Securities and any prospective purchaser of Securities designated by a Holder or a beneficial owner of Securities, promptly upon request, the information required pursuant to Rule 144A(d)(4) (or any successor thereto) under the Securities Act in connection with the offer, sale or transfer of Securities.

Section 210 Consolidation, Merger and Sale.

     Section 801 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by inserting "and shall have provided for conversion rights in accordance with Section 1411" at the end of Section 801(1).

Section 211 Supplemental Indentures Without Consent of Holders.

     Section 901 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by inserting the following paragraph:

             (9) to make provision with respect to the conversion rights, if any, to Holders of 2031 Debentures pursuant to the requirements of Article Fourteen hereof.

Section 212 Supplemental Indenture with Consent of Holder.

     Section 902 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by inserting ", or (4) adversely affect the right to convert any 2031 Debenture as provided in Article Fourteen, or adversely affect the right to require the Company to repurchase the 2031 Debentures as provided in Article Fifteen and Article Sixteen." at the end of Section 902(3).

Section 213 Amendment to Article Ten of the Indenture.

     Article Ten of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by adding the following sections thereto:

     SECTION 1006 Maintenance of Properties.

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order, normal wear and tear excepted, and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 1006 shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposition is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary.

     SECTION 1007 Payment of Taxes and Other Claims.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material Lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     SECTION 1008 Waiver of Certain Covenants.

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1005 to 1010, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding 2031 Debentures shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

     SECTION 1009 Limitation on Liens.

          The Company shall not create, assume or suffer to exist any Lien on any Restricted Property to secure any debt of the Company, any Subsidiary or any other Person, or permit any Subsidiary so to do, without making effective provision whereby the 2031 Debentures then outstanding and having the benefit of this Section shall be secured by a Lien equally and ratably with such debt for so long as such debt shall be so secured, except that the foregoing shall not prevent the Company or any Subsidiary from creating, assuming or suffering to exist Liens of the following character:

             (1) any Lien existing on the Issue Date of the 2031 Debentures;

             (2) any Lien existing on Restricted Property owned or leased by a corporation at the time it becomes a Subsidiary;

             (3) any Lien existing on Restricted Property at the time of the acquisition thereof by the Company or a Subsidiary;

             (4) any Lien to secure any debt incurred prior to, at the time of, or within 12 months after the acquisition of Restricted Property for the purpose of financing all or any part of the purchase price thereof and any Lien to the extent that it secures debt which is in excess of such purchase price and for the payment of which recourse may be had only against such Restricted Property;

             (5) any Lien to secure any debt incurred prior to, at the time of, or within 12 months after the completion of the construction and commencement of commercial operation, alteration, repair or improvement of Restricted Property for the purpose of financing all or any part of the cost thereof and any Lien to the extent that it secures debt which is in excess of such cost and for the payment of which recourse may be had only against such Restricted Property;

             (6) any Lien securing debt of a Subsidiary owing to the Company or to another Subsidiary;

             (7) any Lien in favor of the United States of America or any State thereof or any other country, or any agency, instrumentality of political subdivision try of any of the foregoing, to secure partial, progress, advance or other payments or performance pursuant to the provisions of any contract or statute, or any Liens securing industrial development, pollution control, or similar revenue bonds;

             (8) Liens imposed by law, such as mechanics', workmen's, repairmen's, materialmen's, carriers', warehousemen's, vendors' or other similar Liens arising in the ordinary course of business, or governmental (federal, state or municipal) Liens arising out of contracts for the sale of products or services by the Company or any Subsidiary, or deposits or pledges to obtain the release of any of the foregoing;

             (9) pledges or deposits under workmen's compensation laws or similar legislation and Liens of judgments thereunder which are not currently dischargeable, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Company or any Subsidiary is a party, or deposits to secure public or statutory obligations of the Company or any Subsidiary, or deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds to which the Company or any Subsidiary is a party, or deposits in litigation or other proceedings such as, but not limited to, interpleader proceedings;

             (10) Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against the Company or any Subsidiary with respect to which the Company or such Subsidiary is in good faith prosecuting an appeal or proceedings for review; or Liens incurred by the Company or any Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Subsidiary is a party;

             (11) Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings;

             (12) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in clauses (1) through (11) above, so long as the principal amount of the debt secured thereby does not exceed the principal amount of debt so secured at the time of the extension, renewal or replacement (except that, where an additional principal amount of debt is incurred to provide funds for the completion of a specific project, the additional principal amount, and any related financing costs, may be secured by the Lien as well) and the Lien is limited to the same property subject to the Lien so extended, renewed or replaced (plus improvements on the property); and

             (13) any Lien not permitted by clauses (1) through (12) above securing debt that, together with the aggregate outstanding principal amount of all other debt of the Company and its Subsidiaries secured by Liens which would otherwise be prohibited by the foregoing restrictions and the aggregate Value of existing Sale and Leaseback Transactions which would be subject to the restrictions of Section 1010 but for this clause (13), does not at any time exceed 10% of Consolidated Net Tangible Assets.

     SECTION 1010 Limitation on Sale And Leasebacks.

          The Company shall not enter into any Sale and Leaseback Transaction covering any Restricted Property, nor permit any Subsidiary so to do, unless either:

          (1) the Company or such Subsidiary would be entitled to incur debt, in a principal amount at least equal to the Value of such Sale and Leaseback Transaction, which is secured by Liens on the property to be leased (without equally and ratably securing the Outstanding 2031 Debentures) because such Liens would be of such character that no violation of the provisions of Section 1009 would result, or

          (2) the Company during the six months immediately following the effective date of such Sale and Leaseback Transaction causes to be applied to (A) the acquisition of Restricted Property or (B) the voluntary retirement of Funded Debt (whether by redemption, defeasance, repurchase, or otherwise) an amount equal to the Value of such Sale and Leaseback Transaction.

     SECTION 1011 Calculation of Original Issue Discount.

          The Company agrees, and each Holder and any beneficial holder of a 2031 Debenture by its purchase thereof shall be deemed to agree, to treat, for United States federal income tax purposes, the 2031 Debenture as debt instruments that are subject to Section 1.1275-4(b) of the Treasury Regulations. For United States federal income tax purposes, the Company shall accrue interest with respect to outstanding 2031 Debentures as original issue discount according to the "noncontingent bond method," set forth in section 1.1275-4(b) of the Treasury Regulations, using a comparable yield of 6.5 percent compounded semiannually and the projected payment schedule attached as Annex B to this Third Supplemental Indenture. The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount for United States federal income tax purposes (including daily rates and accrual periods) accrued on outstanding 2031 Debentures as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time, including the amount of any adjustment made under the noncontingent bond method to account for the amount of any difference between the amount of an actual payment and the amount of a projected payment.

          Each Holder and any beneficial holder of a 2031 Debenture by its purchase thereof shall be deemed to be bound by the Company's application of Section 1.1275-4(b) of the Treasury Regulations, including the Company's determination that the rate at which interest will be deemed to accrue for federal income tax purposes will be 6.5%. Each Holder and any beneficial holder of a 2031 Debenture by its purchase thereof shall be deemed to acknowledge that (x) it will recognize ordinary income upon a conversion of 2031 Debentures into Common Stock of the Company, or upon the repurchase of a 2031 Debenture when the Company elects to pay in Common Stock of the Company and the Holder does not withdraw its Repurchase Notice in accordance with Section 1509, equal to the excess, if any, of the value of the Common Stock received on the conversion or repurchase over the sum of the original purchase price of such 2031 Debentures and accrued but unpaid interest and (y) it will recognize ordinary income upon a sale or exchange of 2031 Debentures equal to the excess, if any, of the amount of cash received plus the fair market value of any other property received over the original purchase price of such 2031 Debentures and accrued but unpaid interest. Each Holder and any beneficial holder of a 2031 Debenture by its purchase thereof shall be deemed to acknowledge that any loss resulting from any conversion, redemption, sale or exchange will be treated as ordinary loss to the extent interest from the 2031 Debenture was previously included in income, and thereafter capital loss.

          The Company acknowledges and agrees, and each Holder and any beneficial holder of a Security by its purchase thereof shall be deemed to acknowledge and agree, that (i) the comparable yield and the schedule of projected payments are not determined for any purpose other than for the determination of interest accruals and adjustments thereof in respect of the 2031 Debentures for United States federal income tax purposes and (ii) the comparable yield and the schedule of projected payments do not constitute a projection or representation regarding the amounts payable on the 2031 Debentures or the value of Common Stock into which the 2031 Debentures are convertible.

Section 214 Maintenance of Office or Agency.

     The first paragraph of Section 1002 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by changing the first sentence thereof to read in its entirety as follows:

          The Company will maintain in each Place of Payment for the 2031 Debentures an office or agency where the 2031 Debentures may be presented or surrendered for payment, where the 2031 Debentures may be surrendered for registration of transfer or exchange, where the 2031 Debentures may be surrendered for conversion and where notices and demands to or upon the Company in respect of the 2031 Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

Section 215 Redemption.

         (a) Section 1104 of the Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by inserting the following paragraph:

             (7) the election of the Company (which, subject to the provisions of Article Fourteen of this Indenture, shall be irrevocable) to deliver shares of Common Stock or to pay cash in lieu of delivery of such shares with respect to any 2031 Debentures that may be exchanged after the mailing of such notice and prior to the Redemption Date.

         (b) Article Eleven of the Indenture is hereby amended, subject to
Section 201 hereof and with respect to the 2031 Debentures only, by inserting the following section in its entirety:

     SECTION 1109 Conversion Arrangement on Call for Redemption.

          In connection with 2031 Debentures, the Company may arrange for the purchase and conversion of any 2031 Debentures called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such 2031 Debentures by paying to a Paying Agent (other than the Company or any of its Affiliates) in trust for the Holders, on or before 11:00 A.M. New York City time on the Redemption Date, an amount that, together with any amounts deposited with such Paying Agent by the Company for the redemption of such 2031 Debentures, is not less than the Redemption Price of and any accrued and unpaid contingent interest with respect to, such 2031 Debentures. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Company to pay the Redemption Price of such 2031 Debentures, including accrued contingent interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers; provided, however, that nothing in this Section 1109 shall relieve the Company of its obligation to pay the Redemption Price of, and any accrued and unpaid contingent interest with respect to, 2031 Debentures called for redemption. If such an agreement is entered into, any 2031 Debentures called for redemption and not surrendered for conversion by the Holders thereof prior to the relevant Redemption Date may, at the option of the Company upon written notice to the Trustee, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article Fourteen) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Business Day immediately prior to the Redemption Date, subject to payment of the above amount as aforesaid. The Paying Agent shall hold and pay to the Holders whose 2031 Debentures are selected for redemption any such amount paid to it for purchase in the same manner as it would money deposited with it by the Company for the redemption of 2031 Debentures. Without the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any 2031 Debentures shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any 2031 Debentures between the Company and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability reasonably incurred without negligence or bad faith on its part arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture, in accordance with the indemnity provisions applicable to the Trustee set forth herein.

Section 216 Conversion and Repurchase.

     The Indenture is hereby amended, subject to Section 201 hereof and with respect to the 2031 Debentures only, by adding the following Articles Fourteen, Fifteen and Sixteen to the Indenture:

                                ARTICLE FOURTEEN

                                   CONVERSION

     SECTION 1401 Conversion Privilege.

          2031 Debentures shall be convertible in accordance with their terms and in accordance with this Article.

          A Holder of a 2031 Debenture may convert the principal amount of such 2031 Debenture (or any portion thereof equal to a principal amount of $1,000 or any integral multiple of a principal amount of $1,000 in excess thereof) into Common Stock at any time prior to the close of business on the date specified in the 2031 Debentures, at the Conversion Rate then in effect. In case a 2031

     Debenture or portion thereof is called for redemption pursuant to Article Eleven, such conversion right shall terminate at the close of business on the Business Day immediately preceding the Redemption Date for such 2031 Debenture or such earlier date as the Holder presents such 2031 Debenture for redemption (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such 2031 Debenture is redeemed). The number of shares of Common Stock issuable upon conversion of a 2031 Debenture per $1,000 of principal amount thereof (the "Conversion Rate") shall be that set forth under the caption "Conversion" in the 2031 Debentures, subject to adjustment as herein set forth. Provisions of this Indenture that apply to conversion of all of a 2031 Debenture also apply to conversion of a portion of a 2031 Debenture.

          The Holders' rights to convert 2031 Debentures into Common Stock is subject to the Company's right to elect instead to pay each such Holder the amount of cash set forth in the next succeeding sentence, in lieu of delivering such Common Stock; provided, however, that if an Event of Default (other than a default in a cash payment upon conversion of the 2031 Debentures) shall have occurred and be continuing, the Company shall deliver Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with this Article Fourteen, whether or not the Company has delivered a notice pursuant to Section 1104 of the Indenture or Section 1402 hereof to the effect that the Debentures would be paid in cash. The amount of cash to be paid pursuant to Section 1402 hereof for each $1,000 of principal amount of a 2031 Debenture upon conversion shall be equal to the average Sale Price of the Common Stock for the five consecutive trading days immediately following (i) the date of the Company's notice of its election to deliver cash upon conversion, if the Company shall not have given a notice of redemption pursuant to Section 1104 of the Indenture, or
     (ii) the Conversion Date, in the case of a conversion following such a notice of redemption specifying an intent to deliver cash upon conversion, in either case multiplied by the Conversion Rate in effect on such Conversion Date. The Company shall not pay cash in lieu of delivering Common Stock upon the conversion of any 2031 Debenture pursuant to the terms of this Article Fourteen (other than cash in lieu of fractional shares pursuant to Section 1403 hereof) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice of whether such 2031 Debenture shall be converted into Common Stock or cash pursuant to Section 1402 hereof) and is continuing an Event of Default (other than a default in a cash payment upon conversion of such 2031 Debentures).

          A 2031 Debenture in respect of which a Holder has delivered a Repurchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such 2031 Debenture, may be converted only if such notice of exercise is withdrawn in accordance with the terms of this Indenture. A Holder of 2031 Debentures is not entitled to any rights of a holder of Common Stock until such Holder has converted its 2031 Debentures to Common Stock, and only to the extent such 2031 Debentures are deemed to have been converted into Common Stock pursuant to this Article Fourteen.

     SECTION 1402 Conversion Procedure.

          To convert a 2031 Debenture, a Holder must (a) complete and manually sign the conversion notice on the back of the 2031 Debenture and deliver such notice to a Conversion Agent, (b) surrender the 2031 Debenture to a Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by the Security Registrar or a Conversion Agent, and
     (d) pay any transfer or similar tax, if required. The date on which the Holder satisfies all of those requirements is the "Conversion Date." Within two Business Days following the Conversion Date, the Company shall deliver to the Holder, through the Conversion Agent, written notice of whether such 2031 Debentures shall be converted into Common Stock or paid in cash, unless the Company shall have delivered such notice previously pursuant to
     Section 1104 of the Indenture. If the Company shall have notified the Holder that all of such 2031 Debentures shall be converted into Common Stock, the Company shall deliver to the Holder through the Conversion Agent, as soon as practicable but in any event no later than the fifth Business Day following the Conversion Date, a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares pursuant to Section 1403. Except as provided in the last sentence in the third paragraph of Section 1401 hereof, if the Company shall have notified the Holder that all or a portion of such 2031 Debenture shall be paid in cash, the Company shall deliver to the Holder surrendering such 2031 Debenture the amount of cash payable with respect to such 2031 Debenture no later than the tenth Business Day following such Conversion Date, together with a certificate for the number of full shares of Common Stock deliverable upon the conversion and cash in lieu of any fractional share determined pursuant to Section 1403 hereof. Except as provided in the last sentence in the third paragraph of Section 1401 hereof, the Company may not change its election with respect to the consideration to be delivered upon conversion of a 2031 Debenture once the Company has notified the Holder in accordance with this paragraph. Anything herein to the contrary notwithstanding, in the case of Global Securities, conversion notices may be delivered and such 2031 Debentures may be surrendered for conversion in accordance with the Applicable Procedures of the Depositary as in effect from time to time. The Person in whose name the Common Stock certificate is registered shall be deemed to be a shareholder of record on the Conversion Date; provided, however, that no surrender of a 2031 Debenture on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the Conversion Rate in effect on the date that such 2031 Debenture shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a 2031 Debenture, such Person shall no longer be a Holder of such 2031 Debenture.

          No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this Article Fourteen. On conversion of a 2031 Debenture, except as provided below in the case of 2031 Debentures or portions thereof called for redemption, (x) that portion of accrued and unpaid interest on the converted 2031 Debenture attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date and (y) accrued contingent interest, if any, attributable to the most recent accrual date with respect to the converted 2031 Debenture shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares), or cash in lieu thereof, in exchange for the 2031 Debenture being converted pursuant to the provisions hereof, and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares), or cash in lieu thereof, shall be treated as issued, to the extent thereof, first in exchange for accrued and unpaid interest through the Conversion Date and any accrued contingent interest, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment), or cash in lieu thereof, shall be treated as issued in exchange for the principal amount of the 2031 Debenture being converted pursuant to the provisions hereof.

          If a Holder converts more than one 2031 Debenture at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of 2031 Debentures converted.

          Upon surrender of a 2031 Debenture that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new 2031 Debenture equal in principal amount to the principal amount of the unconverted portion of the 2031 Debenture surrendered.

          2031 Debentures or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (unless such 2031 Debentures or portions thereof have been called for redemption on a Redemption Date within such period) be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal amount of 2031 Debentures or portions thereof being surrendered for conversion.

          2031 Debentures or portions thereof surrendered for conversion during the period from the close of business on any date on which contingent interest accrues to the opening of business on the date on which such contingent interest is payable shall (unless such 2031 Debentures or portions thereof have been called for redemption on a Redemption Date within such period) be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the contingent interest payable on such contingent interest payment date on the principal amount of 2031 Debentures or portions thereof being surrendered for conversion.

     SECTION 1403 Fractional Shares.

          The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the Sale Price on the Trading Day immediately prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent.

     SECTION 1404 Taxes on Conversion.

          If a Holder converts a 2031 Debenture, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificate representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

     SECTION 1405 Company to Provide Common Stock.

          The Company shall, prior to issuance of any 2031 Debentures under this Article Fourteen, and from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit the conversion of all 2031 Debentures Outstanding into shares of Common Stock. All shares of Common Stock delivered upon conversion of the 2031 Debentures shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any Lien or adverse claim.

          The Company will endeavor promptly to comply with all federal and state securities laws regulating the registration of the offer and delivery of shares of Common Stock to a converting Holder upon conversion of 2031 Debentures, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or on the Nasdaq National Market or other over-the-counter market or such other market on which the Common Stock are then listed or quoted.

     SECTION 1406 Adjustment of Conversion Rate.

          The Conversion Rate shall be adjusted from time to time by the Company as follows:

          (a) In case the Company shall (i) pay a dividend on its Common Stock in shares of Common Stock, (ii) make a distribution on its Common Stock in shares of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder of any 2031 Debenture thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have owned had such 2031 Debenture been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

          (b) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1406) on the record date for the determination of shareholders entitled to receive such rights or warrants, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible), and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered, which shall be determined by multiplying the number of shares of Common Stock issuable upon conversion of such convertible securities by the conversion price per share of Common Stock pursuant to the terms of such convertible securities) would purchase at the current market price per share (as determined in accordance with subsection (e) of this Section
     1406) of Common Stock on such record date. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Rate shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

          (c) In case the Company shall distribute to all or substantially all holders of its Common Stock any shares of capital stock (other than dividends or distributions of Common Stock on Common Stock to which Section 1406(a) applies) of the Company, evidences of indebtedness or other assets (including securities of any Person other than the Company, but excluding all-cash distributions or any rights or warrants referred to in 1406(b)), then in each such case the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the current Conversion Rate by a fraction of which the numerator shall be the current market price per share (as determined in accordance with subsection (e) of this Section
     1406) of the Common Stock on the record date mentioned below, and of which the denominator shall be the current market price per share (as determined in accordance with subsection (e) of this Section 1406) of the Common Stock on such record date less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of the portion of the capital stock, evidences of indebtedness or other non-cash assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date). Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

          In the event that the Company implements a shareholder rights plan, such rights plan shall provide, subject to customary exceptions and limitations, that upon conversion of the 2031 Debentures the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion). Any distribution of rights or warrants pursuant to a shareholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of this Section 1406(c).

          Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and
     (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 1406(c) (and no adjustment to the Conversion Rate under this Section 1406(c) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Rate under this Section 1406(c), (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

          (d)(1) In case the Company shall, by dividend or otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of its Common Stock all-cash distributions in an aggregate amount that, together with the aggregate amount of (A) any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in respect of any tender offer by the Company or a Subsidiary of the Company for Common Stock consummated within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Rate adjustment pursuant to this Section 1406 has been made and
     (B) all other cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Rate adjustment pursuant to this Section 1406 has been made, exceeds an amount equal to 12.5% of the product of the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1406) on the Business Day (the "Determination Date") immediately preceding the day on which such Triggering Distribution is declared by the Company multiplied by the number of shares of Common Stock outstanding on the Determination Date (excluding shares held in the treasury of the Company), the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying such Conversion Rate in effect immediately prior to the Determination Date by a fraction of which the numerator shall be such current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1406) on the Determination Date, and the denominator shall be the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1406) on the Determination Date less the sum of the aggregate amount of cash and the aggregate fair market value (determined as aforesaid) of any such other consideration so distributed, paid or payable within such 12 months (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Determination Date), such increase to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid.

          (2) In case any tender offer made by the Company or any of its Subsidiaries for Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall involve the payment of aggregate consideration in an amount (determined as the sum of the aggregate amount of cash consideration and the aggregate fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee thereof ) of any other consideration) that, together with the aggregate amount of (A) any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in respect of any other tender offers by the Company or any Subsidiary of the Company for Common Stock consummated within the 12 months preceding the date of the Expiration Date (as defined below) and in respect of which no Conversion Rate adjustment pursuant to this Section 1406 has been made and
     (B) all cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the Expiration Date and in respect of which no Conversion Rate adjustment pursuant to this Section 1406 has been made, exceeds an amount equal to 12.5% of the product of the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1406) as of the last date (the "Expiration Date") tenders could have been made pursuant to such tender offer (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes Called the "Expiration Time') multiplied by the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time, then, immediately prior to the opening of business on the day after the Expiration Date, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to close of business on the Expiration Date by a fraction of which the numerator shall be the sum of (x) the aggregate consideration (determined as aforesaid) payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares and excluding any shares held in the treasury of the Company) at the Expiration Time and the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1406) on the Trading Day next succeeding the Expiration Date, and the denominator shall be the product of the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time multiplied by the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1406) on the Trading Day next succeeding the Expiration Date, such increase to become effective immediately prior to the opening of business on the day following the Expiration Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would have been in effect based upon the number of shares actually purchased. If the application of this Section 1406(d)(2) to any tender offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer under this Section 1406(d)(2).

          (3) For purposes of this Section 1406(d), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

          (e) For the purpose of any computation under subsections (b), (c) and
     (d) of this Section 1406, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive Trading Days commencing 45 Trading Days before (i) the Determination Date or the Expiration Date, as the case may be, with respect to distributions or tender offers under subsection (d) of this Section 1406 or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (b) or (c) of this Section 1406. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the New York Stock Exchange (the "NYSE") or, if the Common Stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which the Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the last reported sales price of the Common Stock as quoted on NASDAQ (the term "NASDAQ" shall include, without limitation, the Nasdaq National Market) or, in case no reported sales takes place, the average of the closing bid and asked prices as quoted on NASDAQ or any comparable system or, if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no such prices are available, the current market price per share shall be the fair value of a share of Common Stock as determined by the Board of Directors (which shall be evidenced by an Officers' Certificate delivered to the Trustee).

          (f) In any case in which this Section 1406 shall require that an adjustment be made following a record date or a Determination Date or Expiration Date, as the case may be, established for purposes of this
     Section 1406, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 1409) issuing to the Holder of any 2031 Debenture converted after such record date or Determination Date or Expiration Date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Rate prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by the Company of the right to receive such shares. If any distribution in respect of which an adjustment to the Conversion Rate is required to be made as of the record date or Determination Date or Expiration Date therefor is not thereafter made or paid by the Company for any reason, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect if such record date had not been fixed or such effective date or Determination Date or Expiration Date had not occurred.

     SECTION 1407 No Adjustment.

          No adjustment in the Conversion Rate shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate as last adjusted; provided, however, that any adjustments which by reason of this Section 1407 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Fourteen shall be made to the nearest cent or to the nearest 1/1000th of a share, as the case may be.

          No adjustment need be made for issuances of Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for a change in the par value or a change to no par value of the Common Stock.

          To the extent that the 2031 Debentures become convertible into the right to receive cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     SECTION 1408 Adjustment for Tax Purposes.

          The Company shall be entitled to make such adjustments in the Conversion Rate, in addition to those required by Section 1406, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or securities or distributions of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

     SECTION 1409 Notice of Adjustment.

          Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Holders a notice of the adjustment and file with the Trustee an Officers' Certificate specifying the adjusted Conversion Rate, and briefly stating the facts requiring the adjustment and the manner of computing it.

     SECTION 1410 Notice of Certain Transactions.

          In the event that:

          (1) the Company takes any action which would require an adjustment in the Conversion Rate,

          (2) the Company takes any action that requires a supplemental indenture pursuant to Section 1411, or

          (3) there is a dissolution or liquidation of the Company, the Company shall mail to Holders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least fifteen days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this
     Section 1410.

     SECTION 1411 Effect of Reclassification, Consolidation, Merger or Sale on
                  Conversion Privilege.

          If any of the following shall occur, namely: (a) any reclassification or change of shares of Common Stock issuable upon conversion of the 2031 Debentures (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); (b) any consolidation or merger in which the Company is a party consolidating with another entity or merging with or into another entity other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, Outstanding shares of Common Stock; or (c) any sale or conveyance of all or substantially all of the property and assets of the Company to any Person, then the Company, or such successor, purchasing or transferee corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each 2031 Debenture then Outstanding shall have the right to convert such 2031 Debenture into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such 2031 Debenture immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Rate which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Rate provided for in this Article Fourteen. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock include shares of stock or other securities and property of a Person other than the successor, purchasing or transferee corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders of the 2031 Debentures as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 1411 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

          In the event the Company shall execute a supplemental indenture pursuant to this Section 1411, the Company shall promptly file with the Trustee (x) an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or other securities or property (including cash) receivable by Holders of the 2031 Debentures upon the conversion of their 2031 Debentures after any such reclassification, change, consolidation, merger, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with and (y) an Opinion of Counsel that all conditions precedent have been complied with, and shall promptly mail notice thereof to all Holders.

     SECTION 1412 Trustee's Disclaimer.

          The Trustee shall have no duty to determine when an adjustment under this Article Fourteen should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers' Certificate including the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1409. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of 2031 Debentures, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article Fourteen.

          The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 1411, but may accept as conclusive evidence of the correctness thereof, and shall be fully protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 1411.

     SECTION 1413 Voluntary Increase.

          The Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 days or such longer period as may be required by law and if the increase is irrevocable during the period.

                                 ARTICLE FIFTEEN

                REPURCHASE OF SECURITIES AT OPTION OF THE HOLDER

     SECTION 1501 General.

          The Company may be required to repurchase 2031 Debentures in accordance with their terms and in accordance with this Article.

          2031 Debentures shall be purchased by the Company pursuant to the terms and conditions under the caption "Repurchase by the Company at the Option of the Holder" in the 2031 Debentures on April 15, 2008 (the "Repurchase Date"), at the repurchase price specified therein (each, a "Repurchase Price"), at the option of the Holder thereof, upon:

          (1) delivery to the Paying Agent, by the Holder of a written notice of purchase (a "Repurchase Notice") at any time from the opening of business on the date that is 20 Business Days prior to a Repurchase Date until the close of business on such Repurchase Date stating:

              (A) the certificate number of the 2031 Debenture which the Holder will deliver to be repurchased,

              (B) the portion of the principal amount of the 2031 Debenture which the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof,

              (C) that such 2031 Debenture shall be purchased as of the Repurchase Date pursuant to the terms and conditions specified under the paragraph "Repurchase by the Company at the Option of the Holder" of the 2031 Debentures and in this Indenture,

              (D) in the event that the Company elects, pursuant to Section 1502 hereof, to pay the Repurchase Price to be paid as of such Repurchase Date, in whole or in part, in Common Stock but such portion of the Repurchase Price shall ultimately be payable to such Holder entirely in cash because any of the conditions to payment of the Repurchase Price in Common Stock is not satisfied prior to the close of business on such Repurchase Date, as set forth in Section 1503 hereof, whether such Holder elects (i) to withdraw such Repurchase Notice as to some or all of the 2031 Debentures to which such Repurchase Notice relates (stating the principal amount and certificate numbers of the 2031 Debentures as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Repurchase Price for all 2031 Debentures (or portions thereof) to which such Repurchase Price relates, and

          (2) delivery of such 2031 Debenture to the Paying Agent prior to, on or after the Repurchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to this Article Fifteen only if the 2031 Debenture so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice.

          If a Holder, in such Holder's Repurchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of
     Section 1509
     hereof, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 1501(1), such Holder shall be deemed to have elected to receive cash in respect of the Repurchase Price for all 2031 Debentures subject to the Repurchase Notice in the circumstances set forth in such clause (D).

          The Company shall purchase from the Holder thereof, pursuant to this Article Fifteen, a portion of a 2031 Debenture if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a 2031 Debenture also apply to the purchase of such portion of such 2031 Debenture.

          Any purchase by the Company contemplated pursuant to the provisions of this Article Fifteen shall be consummated by the delivery of the consideration to be received by the Holder (together with accrued and unpaid contingent interest, if any) promptly following the later of the Repurchase Date and the time of delivery of the 2031 Debenture.

          Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Repurchase Notice contemplated by this Section 1501 shall have the right to withdraw such Repurchase Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 1509.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

     SECTION 1502 The Company's Right to Elect Manner of Payment of Repurchase
                  Price.

          (a) The Repurchase Price of 2031 Debentures in respect of which a Repurchase Notice pursuant to Section 1501 has been given, or a specified percentage thereof, will be paid by the Company, at the election of the Company, with cash or Common Stock or in any combination of cash and Common Stock, subject to the conditions set forth in Section 1502 and 1503 hereof. The Company shall designate, in the Company Notice delivered pursuant to
     Section 1505 hereof, whether the Company will purchase the 2031 Debentures for cash or Common Stock, or, if a combination thereof, the percentages of the Repurchase Price of 2031 Debentures in respect of which it will pay in cash and Common Stock; provided, however, that the Company will pay cash for fractional interests in Common Stock. For purposes of determining the existence of potential fractional interests, all 2031 Debentures subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose 2031 Debentures are purchased pursuant to this Article Fifteen shall receive the same percentage of cash or Common Stock in payment of the Repurchase Price for such 2031 Debentures, except (i) as provided in Section 1504 with regard to the payment of cash in lieu of fractional Common Stock and (ii) in the event that the Company is unable to purchase the 2031 Debentures of a Holder or Holders for Common Stock because any necessary qualifications or registrations of the Common Stock under applicable state securities laws cannot be obtained, the Company may purchase the 2031 Debentures of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Holders except pursuant to this
     Section 1502 or pursuant to Section 1504 in the event of a failure to satisfy, prior to the close of business on the Repurchase Date, any condition to the payment of the Repurchase Price, in whole or in part, in Common Stock.

          At least three Business Days before the Company Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

          (i) the manner of payment selected by the Company,

          (ii) the information required by Section 1505,

          (iii) if the Company elects to pay the Repurchase Price, or a specified percentage thereof, in Common Stock, that the conditions to such manner of payment set forth in Section 1504 have been or will be complied with, and

          (iv) whether the Company desires the Trustee to give the Company Notice required by Section 1505.

     SECTION 1503 Purchase with Cash.

          On each Repurchase Date, at the option of the Company, the Repurchase Price of 2031 Debentures in respect of which a Repurchase Notice pursuant to Section 1501 has been given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Repurchase Price of such 2031 Debentures. If the Company elects to purchase 2031 Debentures with cash, the Company Notice, as provided in Section 1505, shall be sent to Holders (and to beneficial owners as required by applicable law) not less than 20 Business Days prior to such Purchase Date (the "Company Notice Date").

     SECTION 1504 Payment by Issuance of Common Stock.

          On each Repurchase Date, at the option of the Company, the Repurchase Price of 2031 Debentures in respect of which a Repurchase Notice pursuant to Section 1501 has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of cash to which the Holders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Repurchase Price of such 2031 Debentures in cash by (ii) the Market Price of a share of Common Stock, subject to the next succeeding paragraph.

          The Company will not issue a fractional share of Common Stock in payment of the Repurchase Price. Instead the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of a share of Common Stock shall be determined by multiplying the Market Price by such fraction and rounding the product to the nearest whole cent with one half cent being rounded upwards. It is understood that if a Holder elects to have more than one 2031 Debenture repurchased, the number of shares of Common Stock shall be based on the aggregate amount of 2031 Debentures to be repurchased.

          If the Company elects to purchase the 2031 Debentures by the issuance of Common Stock, the Company Notice, as provided in Section 1505, shall be sent to the Holders (and to beneficial owners as required by applicable law) not later than the Company Notice Date.

          The Company's right to exercise its election to purchase the 2031 Debentures pursuant to this Article Fifteen through the issuance of Common Stock shall be conditioned upon:

          (i) the Company's not having given its Company Notice of an election to pay entirely in cash and its giving of timely Company Notice of election to purchase all or a specified percentage of the 2031 Debentures with Common Stock as provided herein;

          (ii) the listing of shares of Common Stock to be issued in respect of the payment of the Repurchase Price on the principal United States securities exchange on which the Common Stock is then listed or, if not so listed, the quotation of such shares on Nasdaq;

          (iii) the registration of the shares of Common Stock to be issued in respect of the payment of the Repurchase Price under the Securities Act or the Exchange Act, in each case, if required for the initial issuance thereof;

          (iv) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

          (v) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Stock are in conformity with this Indenture and (B) the Common Stock to be issued by the Company in payment of the Repurchase Price in respect of 2031 Debentures have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Repurchase Price in respect of the 2031 Debentures, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights, and, in the case of such Officer's Certificate, stating that conditions (i), (ii) (iii) and (iv) above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that conditions (ii) and (iii) above have been satisfied.

          Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 principal amount of 2031 Debentures and the Sale Price of a share of Common Stock on each trading day during the period commencing on the first trading day of the period during which the Market Price is calculated and ending three Business Days prior to the applicable Repurchase Date. The Company may pay the Repurchase Price (or any portion thereof) in Common Stock only if the information necessary to calculate the Market Price is published in The Wall Street Journal or another daily newspaper of national circulation. If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to the close of business on the Repurchase Date and the Company has elected to repurchase the 2031 Debentures pursuant to this Article Fifteen through the issuance of Common Stock, the Company shall pay, without further notice, the entire Repurchase Price of the 2031 Debentures of such Holder or Holders in cash.

          The "Market Price" means the average of the Sale Prices of the Common Stock for the five Trading Day period ending on the third Business Day (if the third Business Day prior to the applicable Repurchase Date is a Trading Day, or if not, then on the last trading day prior to the third Business
     Day), prior to the applicable Repurchase Date appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five Trading Day period and ending on such Repurchase Date, of any event described in Section 1406; subject, however, to the conditions set forth in Sections 1406(f) and 1407.

          The "Sale Price" of the Common Stock on any date means the closing per share sale price (or, if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated.

     SECTION 1505 Notice of Election.

          The Company's notice of election to repurchase with cash or Common Stock or any combination thereof shall be sent to the Holders in the manner provided in Section 106 of the Indenture at the time specified in Section 1503 or 1504, as applicable (the "Company Notice"). Such Company Notice shall state the manner of payment elected and shall contain the following information:

          In the event the Company has elected to pay the Repurchase Price (or a specified percentage thereof) with Common Stock, the Company Notice shall:

          (1) state that each Holder will receive Common Stock with a Market Price equal to such specified percentage of the Repurchase Price of the 2031 Debentures held by such Holder (except any cash amount to be paid in lieu of fractional shares);

          (2) set forth the method of calculating the Market Price of the Common Stock; and

          (3) state that because the Market Price of Common Stock will be determined prior to the Repurchase Date, Holders will bear the market risk with respect to the value of the Common Stock to be received from the date such Market Price is determined to the Repurchase Date.

          In any case, each Company Notice shall include a form of Repurchase Notice to be completed by a Holder and shall state:

          (A) the Repurchase Price, the Conversion Rate and, to the extent known at the time of such notice, the amount of contingent interest, if any, that will be accrued and payable with respect to the 2031 Debentures as of the Repurchase Date;

          (B) the name and address of the Paying Agent and the Conversion Agent;

          (C) that 2031 Debentures as to which a Repurchase Notice has been given may be converted pursuant to Article Fourteen hereof only if the applicable Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (D) that 2031 Debentures must be surrendered to the Paying Agent to collect payment of the Purchase Price and contingent interest, if any;

          (E) that the Repurchase Price for any 2031 Debenture as to which a Repurchase Notice has been given and not withdrawn, together with any accrued contingent interest payable with respect thereto, will be paid promptly following the later of the Repurchase Date and the time of surrender of such 2031 Debenture as described in (D);

          (F) the procedures the Holder must follow to exercise repurchase rights under this Article Fifteen and a brief description of those rights;

          (G) briefly, the conversion rights of the 2031 Debentures; and

          (H) the procedures for withdrawing a Repurchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of
     Section 1501 or 1509).

          If any of the 2031 Debentures is in the form of a Global Security, then the Company shall modify the Company Notice to the extent necessary to accord with the procedures of the Depositary applicable to the repurchase of Global Securities.

          At the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

          Upon determination of the actual number of shares of Common Stock to be issued for each $1,000 principal amount of 2031 Debentures, the Company will publish such determination at the Company's Web site on the World Wide Web or through such other public medium as the Company may use at that time.

     SECTION 1506 Covenants of the Company.

          All Common Stock delivered upon purchase of the 2031 Debentures shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any Lien or adverse claim.

     SECTION 1507 Procedure upon Repurchase.

          The Company shall deposit cash (in respect of a cash purchase under Section 1503 or for fractional Common Stock or contingent interest as applicable) or Common Stock, or a combination thereof, as applicable, at the time and in the manner as provided in Section 1510, sufficient to pay the aggregate Repurchase Price of, and any accrued and unpaid contingent interest with respect to, all 2031 Debentures to be purchased on the applicable Repurchase Date pursuant to this Article Fifteen.

          As soon as practicable after the Repurchase Date, the Company shall deliver to each Holder entitled to receive Common Stock through the Paying Agent, a certificate for the number of full shares of Common Stock issuable in payment of the Repurchase Price and cash in lieu of any fractional shares of

     Common Stock. The Person in whose name the certificate for Common Stock is registered shall be treated as a holder of record of Common Stock on the Business Day following the Repurchase Date. Subject to Section 1504, no payment or adjustment will be made for dividends on the Common Stock the record date for which occurred on or prior to the Repurchase Date.

     SECTION 1508 Taxes.

          If a Holder of a 2031 Debenture is paid in Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name.

     SECTION 1509 Effect of Repurchase Notice.

          Upon receipt by the Paying Agent of the Repurchase Notice specified in
     Section 1505, the Holder of the 2031 Debenture in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Repurchase Price and any accrued and unpaid contingent interest with respect to such 2031 Debenture. Such Repurchase Price shall be paid to such Holder, subject to receipt of funds and/or Common Stock by the Paying Agent, promptly following the later of (x) the Repurchase Date with respect to such 2031 Debenture (provided the conditions in Section 1501 have been satisfied) and (y) the time of delivery of such 2031 Debenture to the Paying Agent by the Holder thereof in the manner required by Section 1501. 2031 Debentures in respect of which a Repurchase Notice has been given by the Holder thereof may not be converted pursuant to Article Fourteen hereof on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn as specified in the following two paragraphs.

          A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Notice at any time prior to the close of business on the applicable Repurchase Date specifying:

          (1) the certificate number of the 2031 Debenture in respect of which such notice of withdrawal is being submitted;

          (2) the principal amount of the 2031 Debenture with respect to which such notice of withdrawal is being submitted; and

          (3) the principal amount, if any, of such 2031 Debenture which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

          A written notice of withdrawal of a Repurchase Notice may be in the form set forth in the preceding paragraph or may be in the form of (i) a conditional withdrawal contained in a Repurchase Notice pursuant to the terms of Section 1501(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 1501(l)(D) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

          There shall be no purchase of any 2031 Debentures pursuant to this Article Fifteen (other than through the issuance of Common Stock in payment of the Repurchase Price, including cash in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such 2031 Debentures, of the required Repurchase Notice) and is continuing an Event of Default (other than a default in the payment of the Repurchase Price with respect to such 2031 Debentures). The Paying Agent will promptly return to the respective Holders thereof any 2031 Debentures (x) with respect to which a Repurchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Repurchase Price with respect to such 2031 Debentures) in which case, upon such return, the Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

     SECTION 1510 Deposit of Repurchase Price.

          Prior to 11:00 a.m. (New York City time) on the Business Day following the Repurchase Date, the Company shall deposit with the Trustee or with the Paying Agent an amount of money (in immediately available funds if deposited on such Business Day) and/or Common Stock, if permitted hereunder, sufficient to pay the aggregate Repurchase Price of, and any accrued and unpaid contingent interest with respect to, all of the 2031 Debentures or portions thereof which are to be purchased as of the Repurchase Date. The manner in which the deposit required by this Section 1510 is made by the Company shall be at the option of the Company, provided, however, that such deposit shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the Repurchase Date.

          If a Paying Agent holds, in accordance with the terms hereof, money sufficient to pay the Repurchase Price of, and any accrued and unpaid contingent interest with respect to, any 2031 Debenture for which a Repurchase Notice has been tendered and not withdrawn in accordance with this Indenture then, immediately after Repurchase Date, such 2031 Debenture will cease to be

     Outstanding and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Repurchase Price and accrued and unpaid contingent interest, if any, as aforesaid). The Company shall publicly announce the principal amount of 2031 Debentures purchased as a result of such Repurchase on or as soon as practicable after the Repurchase Date.

     SECTION 1511 Securities Repurchased in Part.

          Any 2031 Debenture which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such 2031 Debenture, without service charge, a new 2031 Debenture or 2031 Debentures, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the 2031 Debenture so surrendered which is not purchased.

     SECTION 1512 Compliance with Securities Laws Upon Purchase of Securities.

          In connection with any offer to purchase or purchase of 2031 Debentures under this Article Fifteen (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report), if required, under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Article Fifteen to be exercised in the time and in the manner specified in this Article Fifteen.

     SECTION 1513 Repayment to the Company.

          The Trustee and the Paying Agent shall return to the Company any cash or Common Stock that remain unclaimed for two years, subject to applicable unclaimed property law, together with interest or dividends, if any, thereon held by them for the payment of the Repurchase Price or contingent interest, if any, provided, however, that to the extent that the aggregate amount of cash or Common Stock deposited by the Company pursuant to Section 1510 exceeds the aggregate Repurchase Price of, and any accrued and unpaid contingent interest with respect to, the 2031 Debentures or portions thereof which the Company is obligated to purchase as of the Repurchase Date, then promptly after the Business Day following the Repurchase Date, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon. Thereafter, any Holder entitled to payment must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another Person.

     SECTION 1514 Conversion Arrangement on Repurchase.

          Any 2031 Debentures required to be repurchased under this Article Fifteen, unless surrendered for conversion before the close of business on the Repurchase Date, may be deemed to be purchased from the Holders of such 2031 Debentures for an amount in cash not less than the Repurchase Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such 2031 Debentures from the Holders, to convert them into Common Stock of the Company and to make payment for such 2031 Debentures to the Trustee in trust for such Holders.

                                 ARTICLE SIXTEEN

                       PURCHASE OF SECURITIES AT OPTION OF
                        THE HOLDER UPON CHANGE IN CONTROL

     SECTION 1601 Right to Require Repurchase.

          (a) If at any time that 2031 Debentures remain Outstanding there shall occur a Change in Control, 2031 Debentures shall be purchased by the Company at the option of the Holders thereof as of the date that is 35 Business Days after the occurrence of the Change in Control (the "Change in Control Purchase Date") at a purchase price specified in the 2031 Debentures (the "Change in Control Purchase Price"), subject to satisfaction by or on behalf of any Holder of the requirements set forth in subsection (c) of this Section 1601.

          A "Change in Control" shall be deemed to have occurred at such time as
     (a) any Person, or any Persons acting together in a manner which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto, together with any Affiliates thereof (in each case, excluding Permitted Holders) become the Beneficial Owners, directly or indirectly, of capital stock of the Company, entitling such Person or Persons and its or their Affiliates to exercise more than 50% of the total voting power of all classes of the Company's capital stock entitled to vote generally in the election of the Company's directors or (b) the Company shall consolidate with or merge into any other Person (other than a Subsidiary), or any other Person (other than a Subsidiary) shall consolidate with or merge into the Company, or the Company shall sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person other than a Subsidiary, and, in the case of any such transaction the outstanding Common Stock is reclassified into, exchanged for or converted into the right to receive any other property or security, unless the stockholders of the Company immediately before such transaction, own, directly or indirectly, immediately following such transaction, at least a majority of the combined voting power of the outstanding voting securities of the Person resulting from such transaction or the Person acquiring such properties and assets, entitled to vote generally on the election of such resulting or acquiring Person's directors, in substantially the same proportion as their ownership of the Common Stock immediately before such transaction, provided, however, that, with respect to both clause (a) and
     (b) a Change in Control shall not be deemed to have occurred if at least 50% of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of shares of voting common stock of such Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the counter trading market in the United States.

          The term "Beneficial Owner" shall be determined in accordance with Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor provision thereto, except that a Person shall be deemed to have "beneficial ownership" of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

          "Permitted Holders" means Loews Corporation, a Delaware corporation, and any of its Subsidiaries.

          (b) Within 15 Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of the Change in Control to the Trustee and to each Holder. The notice shall include the form of a Change in Control Purchase Notice to be completed by the Holder and shall state:

               (1) the date of such Change in Control and, briefly, the events causing such Change in Control;

               (2) the date by which the Change in Control Purchase Notice pursuant to this Section 1601 must be given;

               (3) the Change in Control Purchase Date;

               (4) the Change in Control Purchase Price and, to the extent known at the time of such notice, the amount of contingent interest, if any, that will be accrued and payable with respect to the 2031 Debentures as of the Change in Control Purchase Date;

               (5) briefly, the conversion rights of the 2031 Debentures;

               (6) the name and address of each Paying Agent and Conversion
          Agent;

               (7) the Conversion Rate and any adjustments thereto;

               (8) that 2031 Debentures as to which a Change in Control Purchase Notice has been given may be converted into Common Stock pursuant to Article Fourteen only to the extent that the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

               (9) the procedures that the Holder must follow to exercise rights under this Section 1601;

               (10) the procedures for withdrawing a Change in Control Purchase Notice, including a form of notice of withdrawal; and

               (11) that the Holder must satisfy the requirements set forth in the 2031 Debentures in order to convert the 2031 Debentures.

          If any of the 2031 Debentures is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the repurchase of Global Securities.

          (c) A Holder may exercise its rights specified in subsection (a) of this Section 1601 upon delivery of a written notice (which shall be in substantially the form included as an attachment to the 2031 Debentures and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of the exercise of such rights (a "Change in Control Purchase Notice") to any Paying Agent at any time prior to the close of business on the Business Day next preceding the Change in Control Purchase Date.

          The delivery of such 2031 Debenture to any Paying Agent (together with all necessary endorsements) at the office of such Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Purchase Price and accrued and unpaid contingent interest, if any.

          The Company shall purchase from the Holder thereof, pursuant to this
     Section 1601, a portion of a 2031 Debenture if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a 2031 Debenture pursuant to Sections 1601 through 1606 also apply to the purchase of such portion of such 2031 Debenture.

          Any purchase by the Company contemplated pursuant to the provisions of this Section 1601 shall be consummated by the delivery of the consideration to be received by the Holder (together with accrued and unpaid contingent interest, if any) promptly following the later of the Change in Control Purchase Date and the time of delivery of the 2031 Debenture to the Paying Agent in accordance with this Section 1601.

          Notwithstanding anything herein to the contrary, any Holder delivering to a Paying Agent the Change in Control Purchase Notice contemplated by this subsection (c) shall have the right to withdraw such Change in Control Purchase Notice in whole or as to a portion thereof that is a principal amount of $1,000 or an integral multiple thereof at any time prior to the close of business on the Business Day next preceding the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 1602.

          A Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

          Anything herein to the contrary notwithstanding, in the case of Global Securities, any Change in Control Purchase Notice may be delivered or withdrawn and such 2031 Debentures may be surrendered or delivered for purchase in accordance with the applicable procedures of the Depositary as in effect from time to time.

     SECTION 1602 Effect of Change in Control Purchase Notice.

          Upon receipt by any Paying Agent of the Change in Control Purchase Notice specified in Section 1601(c), the Holder of the 2031 Debenture in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn as specified below) thereafter be entitled to receive the Change in Control Purchase Price and any accrued and unpaid contingent interest, if any, with respect to such 2031 Debenture. Such Change in Control Purchase Price and accrued and unpaid contingent interest, if any, shall be paid to such Holder promptly following the later of (a) the Change in Control Purchase Date with respect to such 2031 Debenture (provided the conditions in Section 1601(c) have been satisfied) and (b) the time of delivery of such 2031 Debenture to a Paying Agent by the Holder thereof in the manner required by
     Section 1601(c). 2031 Debentures in respect of which a Change in Control Purchase Notice has been given by the Holder thereof may not be converted into Common Stock on or after the date of the delivery of such Change in Control Purchase Notice unless such Change in Control Purchase Notice has first been validly withdrawn as specified in the following paragraph.

          A Change in Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Change in Control Purchase Notice at any time prior to the close of business on the applicable Change in Control Purchase Date specifying:

          (1) the certificate number of the 2031 Debenture in respect of which such notice of withdrawal is being submitted;

          (2) the principal amount of the 2031 Debenture with respect to which such notice of withdrawal is being submitted; and

          (3) the principal amount, if any, of such 2031 Debenture which remains subject to the original Change in Control Purchase Notice and which has been or will be delivered for purchase by the Company.

          There shall be no purchase of any 2031 Debentures pursuant to this Article Sixteen if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such 2031 Debentures, of the required Change in Control Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such 2031 Debentures). The Paying Agent will promptly return to the respective Holders thereof any 2031 Debentures (x) with respect to which a Change in Control Purchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such 2031 Debentures) in which case, upon such return, the Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

     SECTION 1603 Deposit of Change in Control Purchase Price.

          On or before 11:00 a.m. New York City time on the Change in Control Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (other than the Company or an Affiliate of the Company) an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Change in Control Purchase Price of, and any accrued and unpaid contingent interest with respect to, all the 2031 Debentures or portions thereof that are to be purchased as of such Change in Control Purchase Date. The manner in which the deposit required by this
     Section 1603 is made by the Company shall be at the option of the Company, provided, however, that such deposit shall be made in a manner such that the Trustee or a Paying Agent shall have immediately available funds on the Change in Control Purchase Date.

          If a Paying Agent holds, in accordance with the terms hereof, money sufficient to pay the Change in Control Purchase Price of, and any accrued and unpaid contingent interest with respect to, any 2031 Debenture for which a Change in Control Purchase Notice has been tendered and not withdrawn in accordance with this Indenture then, on the Change in Control Purchase Date, such 2031 Debenture will cease to be Outstanding and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Change in Control Purchase Price and any accrued and unpaid contingent interest as aforesaid). The Company shall publicly announce the principal amount of 2031 Debentures purchased as a result of such Change in Control on or as soon as practicable after the Change in Control Purchase Date.

     SECTION 1604 Securities Purchased In Part.

          Any 2031 Debenture that is to be purchased only in part shall be surrendered at the office of a Paying Agent and promptly after the Change in Control Purchase Date the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such 2031 Debenture, without service charge, a new 2031 Debenture or 2031 Debentures, of such authorized denomination or denominations as may be requested by such Holder, in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the 2031 Debenture so surrendered that is not purchased.

     SECTION 1605 Compliance With Securities Laws Upon Purchase of Securities.

          In connection with any offer to purchase or purchase of 2031 Debentures under this Article Sixteen (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report), if required, under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Article Sixteen to be exercised in the time and in the manner specified in this Article Sixteen.

     SECTION 1606 Repayment to the Company.

          The Trustee and the Paying Agent shall return to the Company any cash or Common Stock that remains unclaimed for two years, subject to applicable unclaimed property law, together with interest or dividends, if any, thereon held by them for the payment of the Change in Control Purchase Price or contingent interest, if any; provided, however, that to the extent that the aggregate amount of cash or Common Stock deposited by the Company pursuant to Section 1603 exceeds the aggregate Change in Control Purchase Price of, and any accrued and unpaid contingent interest with respect to, the 2031 Debentures or portions thereof which the Company is obligated to purchase as of the Change in Control Purchase Date, then on the Business Day following the Repurchase Date, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon. Thereafter, any Holder entitled to payment must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another Person.

     Section 216 Interpretation of Indenture.

          Except as otherwise specifically provided in this Third Supplemental Indenture, whenever in the Indenture there is mentioned, in any context, the interest, accrued interest or installments of interest on or with respect to any Security of any series, such mention shall be deemed to include, respectively, solely with respect to the 2031 Debentures, contingent interest, accrued contingent interest and installments of contingent interest, if any, on or with respect to the 2031 Debentures. In addition, whenever this Indenture provides that contingent interest "accrues," "has accrued" or words of similar import, with respect to any of the 2031 Debentures, such contingent interest shall be deemed to accrue on and as of, but not before, the record date for the regular cash dividend payable on the Common Stock, if any, giving right to such contingent interest, and prior to such record date no contingent interest shall be deemed to have accrued for the respective quarterly period.

                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

Section 301 Integral Part.

     This Third Supplemental Indenture constitutes an integral part of the Indenture with respect to the 2031 Debentures only.

Section 302 General Definitions.

     For all purposes of this Third Supplemental Indenture:

     (a) capitalized terms used herein without definition shall have the meanings specified in the Indenture; and

     (b) the terms "herein", "hereof", "hereunder" and other words of similar import refer to this Third Supplemental Indenture.

Section 303 Adoption, Ratification and Confirmation.

     The Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall, subject to the terms hereof, supersede the provisions of the Indenture to the extent the Indenture is inconsistent herewith.

Section 304 Counterparts.

     This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

Section 305 Governing Law.

     THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

Section 306 Conflict of Any Provision of Indenture with Trust Indenture Act of
            1939.

     If and to the extent that any provision of this Third Supplemental Indenture limits, qualifies or conflicts with a provision required under the terms of the Trust Indenture Act of 1939, as amended, such Trust Indenture Act provision shall control.

Section 307 Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 308 Severability of Provisions.

     In case any provision in this Third Supplemental Indenture or in the 2031 Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 309 Successors and Assigns.

     All covenants and agreements in this Third Supplemental Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns, whether so expressed or not.

Section 310 Benefit of Third Supplemental Indenture.

     Nothing in this Third Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Conversion Agent, any Bid Solicitation Agent and their successors hereunder, and the Holders of the 2031 Debentures, any benefit or any legal or equitable right, remedy or claim under this Third Supplemental Indenture.

Section 311 Acceptance by Trustee.

     The Trustee accepts the amendments to the Indenture effected by this Third Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in this Third Supplemental Indenture and the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Company and except as provided in the Indenture the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Third Supplemental Indenture and the Trustee makes no representation with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed and their respective corporate seals to be hereunto fixed and attested as of the day and year first written above.

                              DIAMOND OFFSHORE DRILLING, INC.

                              By: /s/ WILLIAM C. LONG
                                  ---------------------------------------------
                                  William C. Long
                                  Vice President, General Counsel and Secretary


                              THE CHASE MANHATTAN BANK

                              By: /s/ JAMES D. HEANEY
                                  ---------------------------------------------
                                  James D. Heaney
                                  Vice President

STATE OF NEW YORK      }

COUNTY OF NEW YORK     }

     On the 11th day of April, 2001, before me personally appeared William C. Long, to me known, who, being by me duly sworn, did depose and say that he is Vice President, General Counsel and Secretary of DIAMOND OFFSHORE DRILLING, INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board Directors of said corporation, and that he signed his name thereto by like authority.


                                       -----------------------------------------
                                                       Notary

STATE OF NEW YORK      }

COUNTY OF NEW YORK     }

     On the 11th day of April, 2001, before me personally appeared Ronald J. Halleran, to me known, who, being by me duly sworn, did depose and say that such person is a Second Vice President of THE CHASE MANHATTAN BANK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board Directors of said corporation, and that such person signed his name thereto by like authority.


                                       -----------------------------------------
                                                       Notary

                                                                         ANNEX A

                                 GLOBAL SECURITY

                           [FORM OF FACE OF SECURITY]

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS SECURITY IS ISSUED WITH AN INDETERMINATE AMOUNT OF ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE DATE IS APRIL 11, 2001, AND THE YIELD TO MATURITY FOR PURPOSES OF ACCRUING ORIGINAL ISSUE DISCOUNT IS 6.5% PER ANNUM.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.](1)

     [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS

----------

(1)  These paragraphs should be included only if the Security is a Global
     Security.

SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS DEBENTURE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.](2)

----------

(2) [These paragraphs to be included only if the Security is a Transfer Restricted Security.]

                           [FORM OF FACE OF SECURITY]

                         DIAMOND OFFSHORE DRILLING, INC.

                  1 1/2% CONVERTIBLE SENIOR DEBENTURES DUE 2031

Issue Date: April 11, 2001                      Principal Amount: $
                                                                   ------------
                                                CUSIP: 25271CAD4
Registered: No. R-

     Diamond Offshore Drilling, Inc., a Delaware corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ___________________________ DOLLARS ($___________) on April 15, 2031, [or such greater or lesser amount as is indicated in the Schedule of Exchanges of Securities on the other side of this 2031 Debenture](3) and to pay interest thereon from April 11, 2001 or from the most recent date to which interest has been paid or duly provided for, semiannually on April 15 and October 15 in each year (each, an "Interest Payment Date"), commencing October 15, 2001, at the rate of 1 1/2% per annum, until the principal hereof is paid or duly made available for payment. Interest on this 2031 Debenture shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 2031 Debenture (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this 2031 Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to the Holders of 2031 Debentures not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2031 Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. This 2031 Debenture is convertible as specified on the other side on this 2031 Debenture.

     Payment of the principal of and interest, if any, on this 2031 Debenture will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender

----------

(3) [To be included only if the Security is a Global Security] for payment of public and private debts; provided, however, that at the option of the Company, payment of interest, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this 2031 Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this 2031 Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
       -----------------------


                                       DIAMOND OFFSHORE DRILLING, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


------------------------------
Corporate Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       THE CHASE MANHATTAN BANK, as Trustee



                                       -----------------------------------------
                                       Authorized Signature


Date of Authentication:
                        -----------

                       [FORM OF REVERSE SIDE OF SECURITY]

                         DIAMOND OFFSHORE DRILLING, INC.

                  1 1/2% CONVERTIBLE SENIOR DEBENTURE DUE, 2031

     This Security is one of a duly authorized issue of senior securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 4, 1997, as amended by the Third Supplemental Indenture thereto, dated as of April 11, 2001 (as so amended, herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof (herein called the "2031 Debentures"), limited in aggregate principal amount to $460,000,000 created pursuant to the Third Supplemental Indenture. Capitalized terms used and not otherwise defined in this 2031 Debenture are used as defined in the Indenture.

     The 2031 Debentures are general unsecured and unsubordinated obligations of the Company. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

INTEREST ON OVERDUE AMOUNTS

     If the principal amount hereof or any portion of such principal amount is not paid when due (whether upon acceleration pursuant to Section 502 of the Indenture, upon the date set for payment of the Redemption Price as described under "Optional Redemption", upon the date set for payment of the Change in Control Purchase Price pursuant to "Purchase of 2031 Debentures at Option of Holder Upon a Change in Control", upon the date set for payment of the Repurchase Price under "Repurchase by the Company at the Option of the Holder" or upon the Stated Maturity of this 2031 Debenture) or if interest (including contingent interest) due hereon, if any (or any portion of such interest), is not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate of 1 1/2% per annum, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable as set forth in the Indenture.

METHOD OF PAYMENT

     Payments in respect of principal of and interest, if any, on the 2031 Debentures shall be made by the Company in immediately available funds.

PAYING AGENT, CONVERSION AGENT, SECURITY REGISTRAR AND BID SOLICITATION AGENT.

     Initially, the Trustee will act as Paying Agent, Conversion Agent, Security Registrar and Bid Solicitation Agent. The Company may appoint and change any Paying Agent, Conversion

Agent, Security Registrar or co-registrar or Bid Solicitation Agent without notice, other than notice to the Trustee, except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Security Registrar or co-registrar. None of the Company, any of its Subsidiaries or any of their Affiliates shall act as Bid Solicitation Agent.

CONTINGENT INTEREST

     Subject to the accrual and record date provisions hereinafter specified, the Company shall pay contingent interest to the Holders during any six-month period (a "Contingent Interest Period") from April 16 to October 15 and from October 16 to April 15, commencing April 16, 2008, if the average Debenture Market Price of a 2031 Debenture for the Five-Day Period with respect to such Contingent Interest Period equals $1,200 or more and the Company pays a Regular Cash Dividend during such Contingent Interest Period.

     The amount of contingent interest payable per $1,000 principal amount of 2031 Debentures in respect of any Quarterly Period within a Contingent Interest Period shall equal 50% of Regular Cash Dividends, if any, paid by the Company per share of Common Stock during that Quarterly Period multiplied by the Conversion Rate in effect on the date on which such contingent interest accrues.

     Contingent interest, if any, will accrue and be payable to Holders as of the record date for the related Regular Cash Dividend. Such contingent interest shall be paid on the payment date of the related Regular Cash Dividend. Interest on this 2031 Debenture will continue to accrue at 1 1/2% per annum whether or not contingent interest is paid.

     "Five-Day Period" means, with respect to any Contingent Interest Period, the five trading days ending on the second trading day immediately preceding the first day of such Contingent Interest Period; provided, however, if the Company shall have declared a Regular Cash Dividend on its Common Stock that is payable during such Contingent Interest Period but for which the record date for determining stockholders entitled thereto precedes the first day of such Contingent Interest Period, then "Five-Day Period" shall mean, with respect to such Contingent Interest Period, the five trading days ending on the second trading day immediately preceding such record date.

     "Regular Cash Dividends" means quarterly or other periodic cash dividends on the Company's Common Stock as declared by the Company's Board of Directors as part of its cash dividend payment practices and that are not designated by such Board of Directors as extraordinary or special or other nonrecurring dividends.

     "Debenture Market Price" means, as of any date of determination, the average of the secondary market bid quotations per $1,000 principal amount of 2031 Debentures obtained by the Bid Solicitation Agent for $10 million principal amount of 2031 Debentures at approximately 4:00 p.m., New York City time, on such determination date from three recognized securities dealers in The City of New York (none of which shall be an Affiliate of the Company) selected by the Company; provided, however, if (a) at least three such bids are not obtained by the Bid

Solicitation Agent or (b) in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the 2031 Debentures as of such determination date, then the Debenture Market Price for such determination date shall equal (i) the Conversion Rate in effect as of such determination date multiplied by (ii) the average Sale Price for the five Trading Days ending on such determination date, appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five trading day period and ending on such determination date, of any event described in Section 1406 of the Indenture.

     The term "Quarterly Period" shall mean, with respect to any Contingent Interest Period, any quarterly period within such Contingent Interest Period extending from April 16 to July 15, from July 16 to October 15, from October 16 to January 15, or from January 16 to April 15.

     Upon a determination by the Company that Holders will be entitled to receive contingent interest which may become payable during a Contingent Interest Period, on or prior to the first day of such Contingent Interest Period, the Company shall issue a press release and publish such information on its web site on the World Wide Web or through such other public medium as the Company may use at that time.

OPTIONAL REDEMPTION

     No sinking fund is provided for the 2031 Debentures. At any time on or after April 15, 2008, the 2031 Debentures are redeemable as a whole at any time, or in part from time to time, at the option of the Company in accordance with the Indenture at a Redemption Price equal to 100% of the principal amount of the Debentures to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

     In addition to the Redemption Price payable with respect to all 2031 Debentures or portions thereof to be redeemed as of a Redemption Date, the Holders of such 2031 Debentures (or portions thereof) shall be entitled to receive accrued and unpaid contingent interest, if any, with respect thereto, which contingent interest shall be paid in cash on the Redemption Date.

     If the Company redeems less than all of the outstanding 2031 Debentures, the Trustee will select the 2031 Debentures to be redeemed (i) by lot; (ii) pro rata; or (iii) by another method the Trustee considers fair and appropriate. If the Trustee selects a portion of a Holder's 2031 Debentures for partial redemption and the Holder converts a portion of the same 2031 Debentures, the converted portion will be deemed to be from the portion selected for redemption.

NOTICE OF REDEMPTION

     Notice of redemption will be mailed by first-class mail at least 15 days but not more than 60 days before the Redemption Date to each Holder of 2031 Debentures to be redeemed at its registered address. 2031 Debentures in denominations larger than $1,000 principal amount may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price plus any accrued and unpaid contingent interest, all interest and contingent interest shall cease to accrue on the 2031 Debentures or portions thereof called for redemption.

PURCHASE OF 2031 DEBENTURES AT OPTION OF HOLDER UPON A CHANGE IN CONTROL

     At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase all or any part specified by the Holder (so long as the principal amount of such part is $1,000 or an integral multiple of $1,000 in excess thereof) of the 2031 Debentures held by such Holder on the date that is 35 Business Days after the occurrence of a Change in Control, at a Change in Control Purchase Price equal to the 100% of the principal amount of the 2031 Debentures to be purchased plus accrued and unpaid interest to, but excluding, the Change in Control Purchase Date.

     The Holder shall have the right to withdraw any Change in Control Purchase Notice (in whole or in a portion thereof that is $1,000 principal amount or an integral multiple of $1,000 in excess thereof) at any time prior to the close of business on the Business Day prior to the Change in Control Purchase Date by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture.

     In addition to the Change in Control Purchase Price payable with respect to all 2031 Debentures or portions thereof to be purchased as of a Change in Control Purchase Date, the Holders of such 2031 Debentures (or portions thereof) shall be entitled to receive accrued and unpaid contingent interest, if any, with respect thereto, which contingent interest shall be paid in cash promptly following the later of the Change in Control Purchase Date and the time of delivery of such 2031 Debentures to the Paying Agent pursuant to the Indenture.

     If cash sufficient to pay the Change in Control Purchase Price of, together with any accrued and unpaid contingent interest with respect to, all 2031 Debentures or portions thereof to be purchased as of the Change in Control Purchase Date, is deposited with the Paying Agent on the Business Day following the Change in Control Purchase Date, all interest and contingent interest, if any, shall cease to accrue on such 2031 Debentures (or portions thereof) immediately after such Change in Control Purchase Date, and the Holder thereof shall have no other rights as such (other than the right to receive the Change in Control Purchase Price, and accrued and unpaid contingent interest, if any, upon surrender of such 2031 debenture).

CONVERSION

     A Holder of a 2031 debenture may convert the 2031 debenture into shares of Common Stock at any time until the close of business on April 15, 2031; provided, however, that if the 2031 Debenture is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the Redemption Date for such 2031 Debenture or such earlier date as the Holder presents such 2031 debenture for redemption (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such 2031 debenture is redeemed). A 2031 Debenture in respect of which a Holder has delivered a Repurchase Notice or a Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such 2031 Debenture may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture. The initial Conversion Rate is 20.3978 shares of Common Stock per $1,000 principal amount, subject to adjustment in certain events described in the Indenture. The Company will deliver cash or a check in lieu of any fractional share of Common Stock.

     A Holder's right to convert the 2031 Debentures into Common Stock of the Company is also subject to the Company's right to elect to pay such Holder the amount of cash set forth in the next succeeding sentence in lieu of delivering all or part of such Common Stock; provided, however, that if such payment of cash is not permitted pursuant to the provisions of the Indenture, the Company shall deliver Common Stock (and cash in lieu of fractional shares of Common Stock) in accordance with the Indenture, whether or not the Company has delivered a notice pursuant to the Indenture to the effect that the 2031 Debentures will be paid in cash. The amount of cash to be paid for each $1,000 principal amount of a 2031 Debenture shall be equal to the average Sale Price of a share of Common Stock of the Company for the five consecutive Trading Days immediately following (i) the date of the Company's notice of its election to deliver cash upon conversion, if the Company shall not have given a notice of redemption pursuant to the Indenture, or (ii) the Conversion Date, in the case of a conversion following such a notice of redemption specifying an intent to deliver cash upon conversion, in either case multiplied by the Conversion Rate in effect on such Conversion Date. If the Company shall elect to make such payment wholly in shares of Common Stock, then such shares shall be delivered through the Conversion Agent to Holders surrendering 2031 Debentures as promptly as practicable but in any event no later than the fifth Business Day following the Conversion Date. If, however, the Company shall elect to make any portion of such payment in cash, then the payment, including any delivery of shares of Common Stock, shall be made to Holders surrendering 2031 Debentures no later than the tenth Business Day following the Conversion Date.

     The Company may not pay cash in lieu of delivering all or part of such shares of Common Stock upon the conversion of any 2031 Debenture pursuant to the terms of the Indenture (other than cash in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the Conversion Date or the date on which the Company delivers its notice specifying whether each Conversion shall be converted into shares of Common Stock or cash) and is continuing an Event of Default (other than a default in such payment on such 2031 Debentures).

     A Holder may convert a portion of a 2031 Debenture if the principal amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a 2031 Debenture, except as provided below, (x) that portion of accrued and unpaid interest on the converted 2031 Debenture attributable to the period from the most recent Interest Payment Date (or, if no Interest Payment Date has occurred, from the Issue Date) through the Conversion Date and (y) except as provided below, accrued contingent interest, if any, attributable to the most recent accrual date with respect to the converted 2031 Debenture shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares), or cash in lieu thereof, in exchange for the 2031 Debenture being converted pursuant to the provisions hereof, and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares), or cash in lieu thereof, shall be treated as issued in exchange for the principal amount of the 2031 Debenture being converted pursuant to the provisions hereof.

     No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the Sale Price of the Common Stock on the Trading Day immediately prior to the Conversion Date.

     To convert a 2031 Debenture, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to a Conversion Agent, (b) surrender the 2031 Debenture to the Conversion Agent, (c) furnish appropriate endorsements and transfer documents (including any certification that may be required under applicable law) if required by the Conversion Agent, and (d) pay any transfer or similar tax, if required.

REPURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER

     Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the 2031 Debentures held by such Holder on April 15, 2008 at a Repurchase Price equal to 100% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the Repurchase Date, upon delivery of a Repurchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Repurchase Date until the close of business on such Repurchase Date and upon delivery of the 2031 Debentures to the Paying Agent by the Holder as set forth in the Indenture.

     The Repurchase Price may be paid, at the option of the Company, in cash or by the issuance of Common Stock (as provided in the Indenture), or in any combination thereof.

     Holders have the right to withdraw any Repurchase Notice by delivering to the Paying Agent a written notice of withdrawal prior to the close of business on the Repurchase Date in accordance with the provisions of the Indenture.

     In addition to the Repurchase Price payable with respect to all 2031 Debentures or portions thereof to be repurchased as of the Repurchase Date, the Holders of such 2031 Debentures (or portions thereof) shall be entitled to receive accrued and unpaid contingent interest, if any, with respect thereto, which contingent interest shall be paid in cash promptly following the later of the Repurchase Date and the time of delivery of such 2031 Debentures to the Paying Agent pursuant to the Indenture.

     If cash (and/or securities if permitted under the Indenture) sufficient to pay the Repurchase Price of, together with any accrued and unpaid contingent interest with respect to, all 2031 Debentures or portions thereof to be purchased as of the Repurchase Date, is deposited with the Paying Agent on the Business Day following the Repurchase Date, all interest and contingent interest, if any, shall cease to accrue on such 2031 Debentures (or portions thereof) immediately after such Repurchase Date, and the Holder thereof shall have no other rights as such (other than the right to receive the Repurchase Price and accrued and unpaid contingent interest, if any, upon surrender of such 2031 Debenture).

CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION

     Any 2031 Debentures called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such 2031 Debentures at an amount not less than the Redemption Price plus accrued and unpaid contingent interest, if any, thereon, by one or more investment bankers or other purchasers who may agree with the Company to purchase such 2031 Debentures from the Holders, to convert them into Common Stock of the Company and to make payment for such 2031 Debentures to the Paying Agent in trust for such Holders.

TRANSFER

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2031 Debenture is registrable in the Security Register, upon surrender of this 2031 Debenture for registration or transfer at the office or agency in a Place of Payment for the 2031 Debentures, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new 2031 Debentures, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this 2031 Debenture, 2031 Debentures are exchangeable for a like aggregate principal amount of 2031 Debentures of a different authorized denomination as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this 2031 Debenture for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this 2031 Debenture is registered as the owner hereof for all purposes, whether or not this 2031 Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this 2031 Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this 2031 Debenture and of any 2031 Debenture issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2031 Debenture.

SUCCESSOR CORPORATION

     When a successor corporation assumes all the obligations of its predecessor under the 2031 Debentures and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

     Under the Indenture, Events of Default include (i) default in the payment of interest, including contingent interest, when it becomes due and payable or in the payment of any Liquidated Damages which default in either case continues for a period of 30 days; (ii) default in payment of the principal amount, Redemption Price, Repurchase Price or Change in Control Purchase Price, as the case may be, in respect of the Securities when the same becomes due and payable;
(iii) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iv) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Company or any Subsidiary having an aggregate outstanding principal amount of in excess of $25,000,000 (excluding such indebtedness of any Subsidiary other than a Significant Subsidiary, all the indebtedness of which is nonrecourse to the Company or any other Subsidiary), which default shall be with respect to payment or shall have resulted in such indebtedness being accelerated, without such indebtedness being discharged or such acceleration having been rescinded or annulled, subject to notice and passage of time; and (v) certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal amount through the acceleration date of and accrued and unpaid interest on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization of the Company, the principal amount of and accrued and unpaid interest on the Securities Outstanding shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture.

NO RECOURSE AGAINST OTHERS

     No recourse shall be had for the payment of the principal of or the interest, if any, on this 2031 Debenture, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

AUTHENTICATION

     This 2031 Debenture shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this 2031 Debenture.

INDENTURE TO CONTROL; GOVERNING LAW

     In the case of any conflict between the provisions of this 2031 Debenture and the Indenture, the provisions of the Indenture shall control.

     THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

ABBREVIATIONS AND DEFINITIONS

     Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common),

CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

     All terms defined in the Indenture and used in this 2031 Debenture but not specifically defined herein are defined in the Indenture and are used herein as so defined.

                                CONVERSION NOTICE

     To convert this 2031 Debenture into Common Stock of the Company, check the box: [ ]

     To convert only part of this 2031 Debenture, state the principal amount to be converted (must be $1,000 or a multiple of $1,000): $__________.

     If you want the stock certificate made out in another person's name, fill in the form below:

--------------------------------------------------------------------------------
                (Insert other person's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------
            (Print or type other person's name, address and zip code)

Your Signature:                                    Date:
                ----------------------------------       -----------------------
(Sign exactly as your name appears on the other side of this 2031 Debenture)

*Signature guaranteed by:
                          ------------------------------------------------------

By:
   -----------------------------------------


----------

* The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or
(iv) such other guaranty program acceptable to the Trustee.

                 OPTION OF HOLDER TO ELECT PURCHASE ON CHANGE IN
                                     CONTROL

     If you want to elect to have this 2031 Debenture purchased, in whole or in part, by the Company pursuant to Section 1601 of the Indenture, check the following box: [ ]

     If you want to have only part of this 2031 Debenture purchased by the Company pursuant to Section 1601 of the Indenture, state the principal amount you want to be purchased (must be $1,000 or a multiple of $1,000): $___________

Your Signature:                                    Date:
                ----------------------------------       -----------------------
(Sign exactly as your name appears on the other side of this 2031 Debenture)

*Signature guaranteed by:
                          ------------------------------------------------------

By:
   -----------------------------------------


----------

* The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or
(iv) such other guaranty program acceptable to the Trustee.

                     SCHEDULE OF EXCHANGES OF SECURITIES(4)

     The following exchanges, redemptions, repurchases or conversions of a part of this Global Security have been made:

                         AMOUNT OF DECREASE IN        AMOUNT OF INCREASE IN
                        PRINCIPAL AMOUNT OF THIS     PRINCIPAL AMOUNT OF THE
DATE OF TRANSACTION         GLOBAL SECURITY              GLOBAL SECURITY
-------------------     ------------------------     -----------------------



----------

(4)  This schedule should be included only if the Security is a Global Security.

                                     ANNEX B

                           PROJECTED PAYMENT SCHEDULE

Quarterly Period Ending                  Projected Payment per 2031 Debenture
-----------------------                  ------------------------------------
                                                           $

      June 1, 2001                                         --
   September 1, 2001                                       --
    October 15, 2001                                     7.50
    December 1, 2001                                       --
     March 1, 2002                                         --
     April 15, 2002                                      7.50
      June 1, 2002                                         --
   September 1, 2002                                       --
    October 15, 2002                                     7.50
    December 1, 2002                                       --
     March 1, 2003                                         --
     April 15, 2003                                      7.50
      June 1, 2003                                         --
   September 1, 2003                                       --
    October 15, 2003                                     7.50
    December 1, 2003                                       --
     March 1, 2004                                         --
     April 15, 2004                                      7.50
      June 1, 2004                                         --
   September 1, 2004                                       --
    October 15, 2004                                     7.50
    December 1, 2004                                       --
     March 1, 2005                                         --
     April 15, 2005                                      7.50
      June 1, 2005                                         --
   September 1, 2005                                       --
    October 15, 2005                                     7.50
    December 1, 2005                                       --
     March 1, 2006                                         --
     April 15, 2006                                      7.50
      June 1, 2006                                         --
   September 1, 2006                                       --
    October 15, 2006                                     7.50
    December 1, 2006                                       --
     March 1, 2007                                         --
     April 15, 2007                                      7.50
      June 1, 2007                                         --
   September 1, 2007                                       --
    October 15, 2007                                     7.50
    December 1, 2007                                       --

  March 1, 2008                                            --
  April 15, 2008                                         7.50
   June 1, 2008                                          1.93
September 1, 2008                                        1.96
 October 15, 2008                                        7.50
 December 1, 2008                                        1.99
  March 1, 2009                                          2.02
  April 15, 2009                                         7.50
   June 1, 2009                                          2.05
September 1, 2009                                        2.08
 October 15, 2009                                        7.50
 December 1, 2009                                        2.11
  March 1, 2010                                          2.14
  April 15, 2010                                         7.50
   June 1, 2010                                          2.17
September 1, 2010                                        2.20
 October 15, 2010                                        7.50
 December 1, 2010                                        2.24
  March 1, 2011                                          2.27
  April 15, 2011                                         7.50
   June 1, 2011                                          2.30
September 1, 2011                                        2.34
 October 15, 2011                                        7.50
 December 1, 2011                                        2.37
  March 1, 2012                                          2.41
  April 15, 2012                                         7.50
   June 1, 2012                                          2.44
September 1, 2012                                        2.48
 October 15, 2012                                        7.50
 December 1, 2012                                        2.51
  March 1, 2013                                          2.55
  April 15, 2013                                         7.50
   June 1, 2013                                          2.59
September 1, 2013                                        2.63
 October 15, 2013                                        7.50
 December 1, 2013                                        2.66
  March 1, 2014                                          2.70
  April 15, 2014                                         7.50
   June 1, 2014                                          2.74
September 1, 2014                                        2.78
 October 15, 2014                                        7.50
 December 1, 2014                                        2.82
  March 1, 2015                                          2.87
  April 15, 2015                                         7.50
   June 1, 2015                                          2.91
September 1, 2015                                        2.95

 October 15, 2015                                        7.50
 December 1, 2015                                        2.99
  March 1, 2016                                          3.04
  April 15, 2016                                         7.50
   June 1, 2016                                          3.08
September 1, 2016                                        3.13
 October 15, 2016                                        7.50
 December 1, 2016                                        3.17
  March 1, 2017                                          3.22
  April 15, 2017                                         7.50
   June 1, 2017                                          3.27
September 1, 2017                                        3.32
 October 15, 2017                                        7.50
 December 1, 2017                                        3.36
  March 1, 2018                                          3.41
  April 15, 2018                                         7.50
   June 1, 2018                                          3.46
September 1, 2018                                        3.51
 October 15, 2018                                        7.50
 December 1, 2018                                        3.57
  March 1, 2019                                          3.62
  April 15, 2019                                         7.50
   June 1, 2019                                          3.67
September 1, 2019                                        3.72
 October 15, 2019                                        7.50
 December 1, 2019                                        3.78
  March 1, 2020                                          3.83
  April 15, 2020                                         7.50
   June 1, 2020                                          3.89
September 1, 2020                                        3.95
 October 15, 2020                                        7.50
 December 1, 2020                                        4.01
  March 1, 2021                                          4.06
  April 15, 2021                                         7.50
   June 1, 2021                                          4.12
September 1, 2021                                        4.18
 October 15, 2021                                        7.50
 December 1, 2021                                        4.25
  March 1, 2022                                          4.31
  April 15, 2022                                         7.50
   June 1, 2022                                          4.37
September 1, 2022                                        4.44
 October 15, 2022                                        7.50
 December 1, 2022                                        4.50
  March 1, 2023                                          4.57
  April 15, 2023                                         7.50

   June 1, 2023                                          4.63
September 1, 2023                                        4.70
 October 15, 2023                                        7.50
 December 1, 2023                                        4.77
  March 1, 2024                                          4.84
  April 15, 2024                                         7.50
   June 1, 2024                                          4.91
September 1, 2024                                        4.98
 October 15, 2024                                        7.50
 December 1, 2024                                        5.06
  March 1, 2025                                          5.13
  April 15, 2025                                         7.50
   June 1, 2025                                          5.21
September 1, 2025                                        5.28
 October 15, 2025                                        7.50
 December 1, 2025                                        5.36
  March 1, 2026                                          5.44
  April 15, 2026                                         7.50
   June 1, 2026                                          5.52
September 1, 2026                                        5.60
 October 15, 2026                                        7.50
 December 1, 2026                                        5.68
  March 1, 2027                                          5.77
  April 15, 2027                                         7.50
   June 1, 2027                                          5.85
September 1, 2027                                        5.94
 October 15, 2027                                        7.50
 December 1, 2027                                        6.02
  March 1, 2028                                          6.11
  April 15, 2028                                         7.50
   June 1, 2028                                          6.20
September 1, 2028                                        6.29
 October 15, 2028                                        7.50
 December 1, 2028                                        6.38
  March 1, 2029                                          6.48
  April 15, 2029                                         7.50
   June 1, 2029                                          6.57
September 1, 2029                                        6.67
 October 15, 2029                                        7.50
 December 1, 2029                                        6.77
  March 1, 2030                                          6.87
  April 15, 2030                                         7.50
   June 1, 2030                                          6.97
September 1, 2030                                        7.07
 October 15, 2030                                        7.50
 December 1, 2030                                        7.17

  March 1, 2031                                          7.28
  April 15, 2031                                     4,607.13

                                   EXHIBIT B-1

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
              REGISTRATION OF TRANSFER OF RESTRICTED SECURITIES(5)

     Re: 1 1/2% Convertible Senior Debentures due 2031 (the "Securities") of
         Diamond Offshore Drilling, Inc.

     This certificate relates to $___________ principal amount of Securities owned in (check applicable box)

     [ ] book-entry or

     [ ] definitive form

by                                               (the "Transferor").
   ---------------------------------------------

     The Transferor has requested a Security Registrar or the Trustee to exchange or register the transfer of such Securities.

     In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities as provided in Section 102 of the Third Supplemental Indenture dated as of April 11, 2001 (the "Indenture"), between Diamond Offshore Drilling, Inc. and The Chase Manhattan Bank, as trustee.

     In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of the Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1) [ ] to the Company or a subsidiary of the Company; or

     (2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

     (3) [ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such

----------

(5) This certificate should only be included if this Security is a Transfer Restricted Security.

             transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4) [ ] to an institutional accredited investor, defined in Rule 501(a)(1),
             (2), (3) or (7) of Regulation D under the Securities Act; or

     (5) [ ] pursuant to another available exemption from registration under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof, provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                       -----------------------------------------
                                       Signature

Signature Guarantee:


-----------------------------------    -----------------------------------------
Signature must be guaranteed           Signature

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      -----------------------------    -----------------------------------------
                                       NOTICE: To be executed by an executive
                                               officer

                                   EXHIBIT B-2

             FORM OF LETTER TO BE DELIVERED BY ACCREDITED INVESTORS

Diamond Offshore Drilling, Inc.
15415 Katy Freeway
Houston, Texas 77094

Attention: Corporate Secretary


The Chase Manhattan Bank, as Security Registrar
450 West 33rd Street
New York, New York 10001

Attention: Corporate Trust Administration

Dear Sirs:

     We are delivering this letter in connection with the proposed transfer of $_____________ principal amount of the 1 1/2% Convertible Senior Debentures due 2031 (the "Debentures") of Diamond Offshore Drilling, Inc. (the "Company"), which are convertible into shares of Common Stock of the Company.

     We hereby confirm that:

          (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an "Institutional Accredited Investor");

          (ii) the purchase of Debentures by us is for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Debentures as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

          (iii) we will acquire Debentures having a minimum principal amount of not less than $100,000 for our own account or for any separate account for which we are acting;

          (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Debentures; and

                                     B-2-1

          (v) we are not acquiring Debentures with a view to distribution thereof or with any present intention of offering or selling Debentures or the Common Stock deliverable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

     We understand that the Debentures were originally offered and sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Debentures and the shares of Common Stock (the "Securities") issuable upon conversion thereof have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Debentures, that if in the future we decide to resell or otherwise transfer such Securities prior to the date (the "Resale Restriction Termination Date") which is two years after the later of the original issuance of the Securities and the last date on which the Company or an affiliate of the Company was the owner of the Security, such Securities may be resold or otherwise transferred only (i) to the Company or any subsidiary thereof, or (ii) for as long as the Debentures are eligible for resale pursuant to Rule 144A, to a person we reasonably believe to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) that purchases for its own account or for the account of such a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, or (iii) to an Institutional Accredited Investor that is acquiring the Security for its own account, or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (iv) pursuant to another available exemption from registration under the Securities Act (if applicable), or (v) pursuant to a registration statement which has been declared effective under the Securities Act and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. We further agree to provide any person purchasing any of the Securities other than pursuant to clause (v) above from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the trustee or the transfer agent, as the case may be, for the Securities will not be required to accept for registration of transfer any Securities pursuant to (iii) or (iv) above except upon presentation of evidence satisfactory to the Company and the trustee that the foregoing restrictions on transfer have been complied with. We further understand that any Securities will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph other than certificates representing Securities transferred pursuant to clause (v) above.

     We acknowledge that the Company, others, the Trustee, the Security Registrar and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                       -----------------------------------------
                                       (Name of Purchaser)

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:
                                           Address:

                                      B-3